UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07972

Exact name of registrant as specified in charter:
Delaware Group® Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders

Annual report Delaware U.S. Growth Fund October 31, 2010 Growth equity mutual fund
This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund.

The figures in the annual report for Delaware U.S. Growth Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware U.S. Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	28
Report of independent registered
public accounting firm	38
Other Fund information	39
Board of trustees/directors and
officers addendum	40
About the organization	50

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 9, 2010

Performance preview (for the year ended October 31, 2010)
Delaware U.S. Growth Fund (Class A shares)	1-year return	+21.17%
Russell 1000® Growth Index (benchmark)	1-year return	+19.65%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

At the start of the fiscal year, the economy seemed to have put recession in the rearview mirror, but troubling and often contradictory signs remained. Analysts welcomed favorable corporate earnings but worried about real revenue growth; mergers and acquisitions and share buybacks seemed to be back in vogue but many corporations still had plenty of “cash on the sidelines”; the Federal Reserve stayed creative with nontraditional stimuli but high unemployment continued to limit consumer activity and many analysts wondered whether the recovery was artificial. Despite the uncertainties, investor sentiment was quite favorable, which gave U.S. equities a boost.

In reality, very little had changed by the end of the Fund’s fiscal year. The economy experienced a relatively solid growth rate in the fourth quarter of 2009 (compared with prior periods), though it slowed in the months that followed as a weak labor market maintained a tight grip on consumer activity. Corporate earnings have been generally well received by investors, though analysts hoped to see more signs of revenue growth. The corporate buying spree continued as some companies sought diversification through acquisition, and their management teams returned significant cash to shareholders through buybacks and dividends. Still, an estimated $1 trillion remained in cash on U.S. corporate balance sheets. (Source: Bloomberg.)

The Fed kept interest rates low for an “extended period,” while debating another bond buying plan to help stimulate growth. China surpassed Japan as the world’s second-largest economy and reined in stimuli in an effort to prevent its economy from overheating. Meanwhile, Europe struggled with a sovereign debt crisis that brought controversial government austerity plans and citizen protests.

Through it all, investors generally remained quite positive and U.S. equities even gained momentum in the final two months of the fiscal year. Of course, some speed bumps were encountered along the way. “Flash trading” prompted excess volatility in the form of a 1,000-point move in the Dow Jones Industrial Average in a matter of minutes on May 6, 2010; and a devastating oil spill in the Gulf of Mexico threatened to hinder growth throughout several regions and economic sectors. Yet, by the end of the Fund’s fiscal year, many of the major equity indices had produced double-digit returns. (Source: Bloomberg.)

Fund performance

For its fiscal year ended Oct. 31, 2010, Delaware U.S. Growth Fund returned 21.17% for Class A shares at net asset value and 14.18% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s

1

Portfolio management review
Delaware U.S. Growth Fund

benchmark, the Russell 1000 Growth Index, returned 19.65% for the same period. For the complete annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Despite the economic, political, and market uncertainties, we remained consistent in the Fund’s investment philosophy and management. We maintain a long-term approach to investing and expect to hold positions for three to five years. While we believe seeking diversification will always be a key element in managing the Fund, we feel that it can be achieved by holding larger positions in a fewer number of stocks (generally 20–30). We seek what we view as high-quality companies with solid cash flows and strong competitive positions that are run by experienced management teams capable of guiding their operations through both good and bad times.

Online travel company priceline.com was the Fund’s top contributor during the fiscal year as its stock price more than doubled. Its “name your own price” business strategy has proven even more successful as of late as we believe it fulfills the consumer’s hearty appetite for value in these difficult economic times. Additionally, priceline.com’s European hotel booking subsidiary is ranked number one in market share in this high-margin, fast-growing business sector (source: Bloomberg). During the Fund’s fiscal period, the company’s share price experienced temporary weakness caused by concerns over how the European sovereign debt crisis would affect travel in that region, and, as a result, we added to our position.

Novo Nordisk ADR manufactures and markets pharmaceutical products, primarily involved in the treatment of diabetes. This disease has been on the rise globally and more patients are in need of ongoing care due to earlier diagnosis. Throughout Asia, genetic issues have led to a widespread increase in cases of diabetes (source: Bloomberg). As the leader in this rapidly growing drug market, Novo Nordisk has benefited from enhanced sales from its latest diabetes drug therapy.

VeriSign provides internet domain naming services to companies and individuals who register new Web sites. According to Kasina, a strategy consulting firm, as the economy began to rebound over the past 18 months, companies have increased business spending on Web site development and are registering domain names in greater numbers. Additionally, VeriSign sold a security and certification unit in August 2010 to better focus on its core naming business. While the transaction generally proved profitable, it also raised cash and gave management greater flexibility.

Medco Health Solutions lagged during the Fund’s fiscal year and was the largest detractor from Fund performance. The pharmaceutical-benefits manager creates outsourced prescription drug programs and other services for companies and their employees. We believe its business model fits the cost-cutting mood of corporate America and underscores the true benefits of outsourcing. During the second quarter of 2010, management reported disappointing results and guidance. Because of this, many investors perceived a lack of growth prospects within the company’s core business. We still believe in the company from a fundamental standpoint and we added to our position.

2

Symantec was another disappointment during the Fund’s fiscal year. We had been encouraged by management’s commitment to grow its core software security business internally, but noted a shift in philosophy during the fiscal year when it acquired the security unit of VeriSign. We became concerned that management had changed its strategic direction to growth through acquisition and sold our position during the latter part of the Fund’s fiscal year. As a general rule, we prefer internal growth through business reinvestment over acquisition strategies.

Adobe Systems was yet another poor performer for the Fund. Its earnings report late in the period disappointed investors and many became concerned about the traction (or lack thereof) generated by its latest software release. We think investors have additional concerns about the company’s public feud with Steve Jobs, specifically that Adobe could lose tremendous opportunities should the company be unable to gain access to the highly popular Apple products and their large and growing market share. As long-term investors, we do not generally share these concerns and we maintain our position in this holding.

Fund positioning

While many investors believe the worst is behind us, we still see legacy effects of the financial crisis and economic downturn that may hinder overall growth in the future. The sovereign debt issues in Europe and ballooning deficits at home are reminders of the daily battles the markets will face. We do not anticipate a post-recessionary boom, and we think it is more likely that there could be a flat-to-moderate growth cycle with ongoing shifts in investor sentiment. While macro factors cannot be avoided these days as part of our analysis, we are not looking to take on more cyclical risk based on economic forecasts and trends. As bottom-up stock pickers, we understand that fundamentals still matter, and we will seek companies with, in our view, secular growth characteristics, superior business models, and strong competitive positions that we believe are capable of performing in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Oct. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+21.17%	+1.15%	-3.47%	n/a
Including sales charge	+14.18%	-0.03%	-4.04%	n/a
Class B (Est. March 29, 1994)
Excluding sales charge	+20.29%	+0.41%	-4.02%	n/a
Including sales charge	+16.29%	-0.03%	-4.02%	n/a
Class C (Est. May 23, 1994)
Excluding sales charge	+20.23%	+0.41%	-4.16%	n/a
Including sales charge	+19.23%	+0.41%	-4.16%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+20.86%	+0.92%	n/a	+3.66%
Including sales charge	+20.86%	+0.92%	n/a	+3.66%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+21.42%	+1.43%	-3.19%	n/a
Including sales charge	+21.42%	+1.43%	-3.19%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitations not been in effect.

4

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 1, 2010, through Feb. 28, 2011.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 1, 2010, through Feb. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

Diversification may not protect against market risk.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees to prevent total annual fund operating expenses from exceeding 0.85% of the Fund’s average daily net assets from March 1, 2010, through Feb. 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.31%	2.01%	2.01%	1.61%	1.01%
(without fee waivers)
Net expenses	1.10%	1.85%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware U.S. Growth Fund

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 2000, through Oct. 31, 2010

For period beginning Oct. 31, 2000, through Oct. 31, 2010	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$7,749
Delaware U.S. Growth Fund — Class A shares	$9,425	$6,622

The chart assumes $10,000 invested in the Fund on Oct. 31, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2000.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class B	DEUBX	245917604
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

6

Disclosure of Fund expenses
For the six-month period from May 1, 2010 to October 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2010 to October 31, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/10	10/31/10	Expense Ratio	5/1/10 to 10/31/10*
Actual Fund return
Class A	$1,000.00	$1,056.60	1.10%	$5.70
Class B	1,000.00	1,052.00	1.85%	9.57
Class C	1,000.00	1,051.20	1.85%	9.56
Class R	1,000.00	1,054.30	1.35%	6.99
Institutional Class	1,000.00	1,057.20	0.85%	4.41
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.66	1.10%	$5.60
Class B	1,000.00	1,015.88	1.85%	9.40
Class C	1,000.00	1,015.88	1.85%	9.40
Class R	1,000.00	1,018.40	1.35%	6.87
Institutional Class	1,000.00	1,020.92	0.85%	4.33

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware U.S. Growth Fund	As of October 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	99.45%
Consumer Discretionary	16.53%
Consumer Staples	4.76%
Energy	3.86%
Financial Services	18.03%
Healthcare	14.30%
Materials & Processing	3.08%
Producer Durables	3.21%
Technology	35.68%
Discount Note	2.15%
Securities Lending Collateral	13.00%
Total Value of Securities	114.60%
Obligation to Return Securities Lending Collateral	(13.18%	)
Liabilities Net of Receivables and Other Assets	(1.42%	)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 holdings	Percentage of net sssets
Apple	5.91%
Visa Class A	5.28%
Intuit	4.94%
QUALCOMM	4.80%
priceline.com	4.73%
Medco Health Solutions	4.67%
Google Class A	4.61%
Allergan	4.57%
Crown Castle International	4.29%
EOG Resources	3.86%

10

Statement of net assets
Delaware U.S. Growth Fund	October 31, 2010

		Number of shares	Value
Common Stock – 99.45%²
Consumer Discretionary – 16.53%
†	Apollo Group Class A	464,700	$17,416,956
	Lowe’s	698,500	14,899,005
*	NIKE Class B	242,700	19,765,488
†	priceline.com	73,500	27,695,535
*	Staples	834,700	17,086,309
			96,863,293
Consumer Staples – 4.76%
	Procter & Gamble	222,800	14,163,396
*	Walgreen	405,900	13,751,892
			27,915,288
Energy – 3.86%
*	EOG Resources	236,100	22,599,492
			22,599,492
Financial Services – 18.03%
	Bank of New York Mellon	596,700	14,953,302
	CME Group	62,800	18,190,020
†	IntercontinentalExchange	167,600	19,252,212
*	MasterCard Class A	92,800	22,277,568
*	Visa Class A	396,100	30,963,137
			105,636,239
Healthcare – 14.30%
	Allergan	369,900	26,784,459
†	Medco Health Solutions	520,900	27,362,877
	Novo Nordisk ADR	189,200	19,828,160
*	Perrigo	149,181	9,828,044
			83,803,540
Materials & Processing – 3.08%
*	Syngenta ADR	325,600	18,031,728
			18,031,728
Producer Durables – 3.21%
*	Expeditors International of Washington	380,600	18,786,416
			18,786,416

11

Statement of net assets
Delaware U.S. Growth Fund

	Number of shares	Value
Common Stock (continued)
Technology – 35.68%
*† Adobe Systems	619,300	$17,433,295
† Apple	115,000	34,600,050
† Crown Castle International	583,400	25,156,208
† Google Class A	44,100	27,032,859
† Intuit	602,600	28,924,800
*† Polycom	348,300	11,765,574
QUALCOMM	622,600	28,097,938
† Teradata	369,500	14,543,520
*† VeriSign	619,900	21,541,525
		209,095,769
Total Common Stock (cost $464,123,850)		582,731,765

	Principal amount
≠Discount Note – 2.15%
Federal Home Loan Bank 0.10% 11/1/10	$12,579,113	12,579,113
Total Discount Note (cost $12,579,113)		12,579,113

Total Value of Securities Before Securities
Lending Collateral – 101.60% (cost $476,702,963)		595,310,878

	Number of shares
Securities Lending Collateral** – 13.00%
Investment Companies
Delaware Investments Collateral Fund No. 1	75,323,093	75,323,093
BNY Mellon SL DBT II Liquidating Fund	859,936	835,084
†@Mellon GSL Reinvestment Trust II	1,028,851	53,192
Total Securities Lending Collateral (cost $77,211,880)		76,211,369

Total Value of Securities – 114.60%
(cost $553,914,843)		671,522,247 ©
Obligation to Return Securities
Lending Collateral** – (13.18%)		(77,211,880)
Liabilities Net of Receivables
and Other Assets – (1.42%)		(8,352,845)
Net Assets Applicable to 41,759,942
Shares Outstanding – 100.00%		$585,957,522

12

Net Asset Value – Delaware U.S. Growth Fund
Class A ($89,258,786 / 6,638,210 Shares)	$13.45
Net Asset Value – Delaware U.S. Growth Fund
Class B ($4,427,507 / 377,139 Shares)	$11.74
Net Asset Value – Delaware U.S. Growth Fund
Class C ($12,535,160 / 985,184 Shares)	$12.72
Net Asset Value – Delaware U.S. Growth Fund
Class R ($2,374,956 / 179,743 Shares)	$13.21
Net Asset Value – Delaware U.S. Growth Fund
Institutional Class ($477,361,113 / 33,579,666 Shares)	$14.22

Components of Net Assets at October 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$672,045,924
Accumulated net realized loss on investments	(203,695,806)
Net unrealized appreciation of investments	117,607,404
Total net assets	$585,957,522

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 8 in “Notes to financial statements.”
©	Includes $76,269,603 of securities loaned.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $53,192, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

ADR — American Depositary Receipt

13

Statement of net assets
Delaware U.S. Growth Fund

Net Asset Value and Offering Price Per Share –
Delaware U.S. Growth Fund
Net asset value Class A (A)	$13.45
Sales charge (5.75% of offering price) (B)	0.82
Offering price	$14.27

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

14

Statement of operations
Delaware U.S. Growth Fund	Year Ended October 31, 2010

Investment Income:
Dividends	$4,495,137
Securities lending income	76,784
Interest	2,911
Foreign tax withheld	(107,771)	$4,467,061

Expenses:
Management fees	3,806,075
Dividend disbursing and transfer agent fees and expenses	1,215,878
Distribution expenses – Class A	327,727
Distribution expenses – Class B	50,042
Distribution expenses – Class C	129,378
Distribution expenses – Class R	13,832
Accounting and administration expenses	235,394
Registration fees	113,118
Reports and statements to shareholders	84,835
Legal fees	49,918
Audit and tax	39,303
Trustees’ fees	34,314
Dues and services	28,466
Insurance fees	25,964
Custodian fees	13,928
Consulting fees	8,347
Pricing fees	2,618
Trustees’ expenses	2,503	6,181,640
Less fees waived		(820,798)
Less waived distribution expenses – Class A		(54,366)
Less waived distribution expenses – Class R		(2,305)
Less expense paid indirectly		(1,263)
Total operating expenses		5,302,908
Net Investment Loss		(835,847)

Net Realized and Unrealized Gain on Investments:
Net gain on investments		14,624,855
Net change in unrealized appreciation/depreciation of investments		100,691,570
Net Realized and Unrealized Gain on Investments		115,316,425

Net Increase in Net Assets Resulting from Operations		$114,480,578

See accompanying Notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware U.S. Growth Fund

	Year Ended
	10/31/10	10/31/09
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(835,847)	$948,591
Net realized gain (loss) on investments	14,624,855	(160,008,386)
Net change in unrealized
appreciation/depreciation of investments	100,691,570	243,473,405
Net increase in net assets resulting from operations	114,480,578	84,413,610

Dividends and Distributions to Shareholders from:
Institutional Class:
Net investment income	(349,440)	(876,059)
	(349,440)	(876,059)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,562,042	27,814,569
Class B	131,606	98,129
Class C	1,007,573	1,758,927
Class R	524,565	1,444,871
Institutional Class	87,905,203	110,626,790

Net asset value of shares issued upon reinvestment
of dividends:
Institutional Class	289,308	715,737
	103,420,297	142,459,023

16

	Year Ended
	10/31/10	10/31/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(75,368,545)	$(46,753,162)
Class B	(2,214,571)	(3,682,015)
Class C	(3,962,567)	(5,037,863)
Class R	(928,884)	(1,713,901)
Institutional Class	(159,589,791)	(253,655,218)
	(242,064,358)	(310,842,159)
Decrease in net assets derived from
capital share transactions	(138,644,061)	(168,383,136)
Net Decrease in Net Assets	(24,512,923)	(84,845,585)

Net Assets:
Beginning of year	610,470,445	695,316,030
End of year (including undistributed net investment
income of $— and $152,604, respectively)	$585,957,522	$610,470,445

See accompanying Notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

18

Year Ended
10/31/10		10/31/09		10/31/08	10/31/07		10/31/06
$11.100		$9.380		$15.760	$13.110		$12.700

(0.038)		0.001		(0.019)	(0.036)		(0.043)
2.388		1.719		(6.361)	2.686		0.453
2.350		1.720		(6.380)	2.650		0.410

$13.450		$11.100		$9.380	$15.760		$13.110

21.17%		18.34%		(40.49% )	20.21%		3.23%

$89,259		$128,702		$127,819	$193,287		$109,854
1.07%		1.00%		1.01%	1.05%		1.05%

1.26%		1.31%		1.18%	1.18%		1.22%
(0.31%	)	0.00%		(0.15% )	(0.26%	)	(0.34%	)

(0.50%	)	(0.31%	)	(0.32% )	(0.39%	)	(0.51%	)
22%		30%		35%	30%		25%

19

Financial highlights
Delaware U.S. Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

20

Year Ended
10/31/10		10/31/09		10/31/08	10/31/07		10/31/06
$9.760		$8.310		$14.070	$11.790		$11.500

(0.114)		(0.058)		(0.106)	(0.121)		(0.123)
2.094		1.508		(5.654)	2.401		0.413
1.980		1.450		(5.760)	2.280		0.290

$11.740		$9.760		$8.310	$14.070		$11.790

20.29%		17.45%		(40.94% )	19.34%		2.52%

$4,428		$5,564		$8,352	$19,350		$22,563
1.82%		1.75%		1.76%	1.76%		1.75%

1.96%		2.01%		1.88%	1.84%		1.87%
(1.06%	)	(0.75%	)	(0.90% )	(0.97%	)	(1.04%	)

(1.20%	)	(1.01%	)	(1.02% )	(1.05%	)	(1.16%	)
22%		30%		35%	30%		25%

21

Financial highlights
Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

22

Year Ended
10/31/10		10/31/09		10/31/08	10/31/07		10/31/06
$10.580		$9.010		$15.250	$12.780		$12.460

(0.123)		(0.065)		(0.115)	(0.131)		(0.131)
2.263		1.635		(6.125)	2.601		0.451
2.140		1.570		(6.240)	2.470		0.320

$12.720		$10.580		$9.010	$15.250		$12.780

20.23%		17.43%		(40.92% )	19.33%		2.57%

$12,535		$13,112		$14,536	$24,406		$22,641
1.82%		1.75%		1.76%	1.76%		1.75%

1.96%		2.01%		1.88%	1.84%		1.87%
(1.06%	)	(0.75%	)	(0.90% )	(0.97%	)	(1.04%	)

(1.20%	)	(1.01%	)	(1.02% )	(1.05%	)	(1.16%	)
22%		30%		35%	30%		25%

23

Financial highlights
Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

24

Year Ended
10/31/10		10/31/09		10/31/08	10/31/07		10/31/06
$10.930		$9.260		$15.600	$13.000		$12.620

(0.067)		(0.022)		(0.050)	(0.065)		(0.070)
2.347		1.692		(6.290)	2.665		0.450
2.280		1.670		(6.340)	2.600		0.380

$13.210		$10.930		$9.260	$15.600		$13.000

20.86%		18.03%		(40.64% )	20.00%		3.01%

$2,375		$2,336		$2,055	$1,529		$669
1.32%		1.25%		1.26%	1.26%		1.25%

1.56%		1.61%		1.48%	1.44%		1.47%
(0.56%	)	(0.25%	)	(0.40% )	(0.47%	)	(0.54%	)

(0.80%	)	(0.61%	)	(0.62% )	(0.65%	)	(0.76%	)
22%		30%		35%	30%		25%

25

Financial highlights
Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

26

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07		10/31/06
$11.710	$9.890	$16.580	$13.750		$13.280

(0.008)	0.024	0.014	0.005		(0.005)
2.527	1.813	(6.704)	2.825		0.475
2.519	1.837	(6.690)	2.830		0.470

(0.009)	(0.017)	—	—		—
(0.009)	(0.017)	—	—		—

$14.220	$11.710	$9.890	$16.580		$13.750

21.42%	18.48%	(40.35% )	20.58%		3.54%

$477,361	$460,756	$542,554	$671,819		$569,335
0.82%	0.75%	0.76%	0.76%		0.75%

0.96%	1.01%	0.88%	0.84%		0.87%
(0.06% )	0.25%	0.10%	0.03%		(0.04%	)

(0.20% )	(0.01% )	(0.02% )	(0.05%	)	(0.16%	)
22%	30%	35%	30%		25%

27

Notes to financial statements
Delaware U.S. Growth Fund	October 31, 2010

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

28

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financials reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $12,695 for the year ended October 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

29

Notes to financial statements
Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2010.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividends disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2010, the Fund earned $1,263 under this agreement.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses and certain other expenses) from exceeding 0.85% of the Fund’s average daily net assets from March 1, 2010 through February 28, 2011. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. Prior to March 1, 2010, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.75% of the Fund’s average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2010, the Fund was charged $29,612 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

30

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and services expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2011 to no more than 0.25% and 0.50%, respectively of the classes’ average daily net assets.

At October 31, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$275,619
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	40,485
Distribution fees payable to DDLP	34,170
Other expenses payable to DMC and affiliates*	12,541

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2010, the Fund was charged $22,161 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2010, DDLP earned $7,321 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2010, DDLP received gross CDSC commissions of $ 0, $2,965 and $568 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2010, the Fund made purchases of $130,335,231 and sales of $269,302,832 of investment securities other than short-term investments.

At October 31, 2010, the cost of investments for federal income tax purposes was $562,956,081. At October 31, 2010, the net unrealized appreciation was $108,566,166, of which $131,174,153 related to unrealized appreciation of investments and $22,607,987 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been

31

Notes to financial statements
Delaware U.S. Growth Fund

3. Investments (continued)

established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$582,731,765	$—	$—	$582,731,765
Short-Term	—	12,579,113	—	12,579,113
Securities Lending Collateral	—	76,158,177	53,192	76,211,369
Total	$582,731,765	$88,737,290	$53,192	$671,522,247

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$103
Net change in unrealized appreciation/depreciation	53,089
Balance as of 10/31/10	$53,192

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/10	$53,089

32

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending October 31, 2011 and interim periods therein. During the fiscal year ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $75,323,093, based on management’s decision to classify the Delaware Investments Collateral Fund No. 1 as a Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in such Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Year Ended
	10/31/10	10/31/09
Ordinary income	$349,440	$876,059

5. Components of Net Assets on a Tax Basis

As of October 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$672,045,924
Capital loss carryforwards	(194,654,568)
Unrealized appreciation of investments	108,566,166
Net assets	$585,957,522

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2010, the Fund recorded the following reclassifications:

Accumulated net investment loss	$1,032,683
Paid-in capital	(1,032,683)

33

Notes to financial statements
Delaware U.S. Growth Fund

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $14,038,784 was utilized in 2010. Capital loss carryforwards remaining at October 31, 2010 will expire as follows: $7,918,822 expires in 2011, $19,213,751 expires in 2014, $10,733,056 expires in 2016 and $156,788,939 expires in 2017.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/10	10/31/09
Shares sold:
Class A	1,110,084	3,103,225
Class B	12,142	12,789
Class C	86,550	209,156
Class R	44,064	160,764
Institutional Class	6,777,567	11,400,383

Shares issued upon reinvestment of dividends:
Institutional Class	22,979	77,798
	8,053,386	14,964,115

Shares repurchased:
Class A	(6,066,063)	(5,137,084)
Class B	(204,833)	(447,870)
Class C	(340,317)	(583,630)
Class R	(77,950)	(168,999)
Institutional Class	(12,551,403)	(26,983,851)
	(19,240,566)	(33,321,434)
Net decrease	(11,187,180)	(18,357,319)

For the years ended October 31, 2010 and 2009, 121,546 Class B shares were converted to 106,537 Class A shares valued at $1,322,370 and 254,521 Class B shares were converted to 224,783 Class A shares valued at $2,099,300, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis

34

of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2010 or at any time during the year then ended. The agreement expired on November 16, 2010.

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 15, 2011.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business

35

Notes to financial statements
Delaware U.S. Growth Fund

8. Securities Lending (continued)

day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2010, the value of securities on loan was $76,269,603, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2010, the value of invested collateral was $76,211,369. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

36

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s financial statements.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2010, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $349,440 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

37

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Adviser Funds
and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights for each of the four years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2010

38

Other Fund information
(Unaudited)
Delaware U.S. Growth Fund

Change in Independent Registered Public Accounting Firm
Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Adviser Funds (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

40

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

42

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009 – 2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 – 2008)
(April 1995–June 2002)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

44

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

49

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

50

Annual report Delaware Diversified Income Fund October 31, 2010 Fixed income mutual fund
This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund.

The figures in the annual report for Delaware Diversified Income Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at www.delawareinvestments.com.

Manage your investments online
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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security types	10
Statement of net assets	12
Statement of operations	62
Statements of changes in net assets	64
Financial highlights	66
Notes to financial statements	76
Report of independent registered public accounting firm	93
Other Fund information	94
Board of trustees/directors and officers addendum	96
About the organization	106

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Diversified Income Fund	November 9, 2010

Performance preview (for the year ended October 31, 2010)
Delaware Diversified Income Fund (Class A shares)	1-year return	+11.60%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+8.01%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

When the Fund’s fiscal year began, financial markets were bolstered by a broad-based sense of optimism about the economy:

  On the heels of the U.S. economy’s first quarterly expansion in more than a year, gross domestic product growth in the fourth quarter of 2009 showed continued improvements, even strength. Annualized GDP expansion of 5.0% during those three months represented the fastest quarterly growth for the U.S. economy since early 2006. (Source: U.S. Commerce Department.)
As the Fund’s fiscal year progressed, however, indications began to mount that the U.S. economic environment was slowing once again. For example:

  Unemployment in the United States remained stubbornly high. The jobless rate hovered between 9.5% and 10% through the entire fiscal period. (Source: U.S. Labor Department.)

  The rate of expansion in GDP decreased rather rapidly during the first half of 2010 before remaining relatively stagnant during the third quarter. This trend has led some economists to worry about the potential for a “double-dip” recession. (Source: U.S. Commerce Department.)

  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly
Despite these considerable economic headwinds, the Fund’s fiscal year was largely a favorable period for the U.S. fixed income market, as accommodative monetary policy from the Federal Reserve combined with still considerable value within many areas of the corporate bond market and a strong demand for yield in light of low interest rates all bode well for fixed income investors.

Portfolio management review
Delaware Diversified Income Fund

in Greece), fearing that reductions in government spending could exacerbate declining economic growth.

  The U.S. housing market, weighed down by significant foreclosure activity and declining sales, continued to struggle.
Despite these considerable economic headwinds, the Fund’s fiscal year was largely a favorable period for the U.S. fixed income market, as accommodative monetary policy from the Fed combined with still considerable value within many areas of the corporate bond market and a strong demand for yield in light of low interest rates all bode well for fixed income investors.

Fund performance

Delaware Diversified Income Fund returned 11.60% at net asset value and 6.54% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Oct. 31, 2010. For the same period, the Barclays Capital U.S. Aggregate Index returned 8.01%. Complete, annualized performance for Delaware Diversified Income Fund is shown in the table on page 4.

The Fund’s commitment to seek broad diversification allows us the flexibility to shift the portfolio holdings across many fixed income asset classes based on where we believe the best opportunities may lie. Within the financial markets, this reporting period could largely be seen as a continuation of the final months of the previous annual period, during which riskier investments were rewarded by investors. We also found the most attractive parts of the market (on a risk-reward basis) to be in these higher-beta, or riskier, asset classes and attempted to position the Fund’s portfolio to benefit from such a dynamic. This positioning was, in general, the main driver of the Fund’s outperformance for the fiscal period.

For example, we slightly increased the Fund’s allocation to both international and emerging market bonds during the course of the fiscal year. We generally sought debt within commodity-exporting or higher yielding countries such as Norway, Canada, and Australia, among developed nations, and Brazil, Indonesia, and Poland, among emerging markets. These positions contributed to the Fund’s relative returns during the fiscal year.

The Fund’s relatively hefty position in corporate bonds, both investment grade and high yield, also notably contributed to its return during the period. Among investment grade U.S. corporates, we concluded that the BBB and A-rated area appeared to offer the most favorable risk-reward trade-off, and we emphasized Fund positions in those categories. Though these bonds, which are considered medium-grade, experienced down periods during the fiscal year when many investors moved toward higher-quality bonds, they proved helpful over the entire fiscal period.

The Fund’s position in the high yield sector, which is not represented in the Fund’s benchmark index, also contributed to its performance on an absolute basis as high yield bonds experienced a strong rally during the fiscal year. High yield bonds benefited from a strong fundamental picture featuring declining default rates as well as a positive technical backdrop, in which high yield bonds were in demand through much of the fiscal period. It’s important to note that Fund returns within this category were moderated, however, by an emphasis on higher-quality bonds within the high yield sector during a period when total returns from lower-rated credits beat their higher-quality cousins by a wide margin.

In general, we pursued the aforementioned asset classes (international, investment grade and high yield corporate bonds) at the expense of U.S. government securities (both Treasurys and agencies). Our decision to underweight allocations to this area also aided performance through the fiscal period on the whole. At limited times during the period, however, this underweight position detracted from returns such as during the global flight to quality that coincided with the euro zone debt crisis that began in April 2010 and peaked in July.

Outlook

We believe the coming months will likely be characterized by much economic uncertainty, as periods of improving growth can be quickly followed by slowdowns and investors continue to exhibit a pattern of rapidly changing attitudes toward risk. Within this potentially difficult environment, we believe that our focus on in-depth security research, applied across a well-diversified global range of investment opportunities, should put the Fund in a position to accommodate the ongoing tests that will likely face the U.S. economy during the next several years. We believe that managing the Fund in a way that seeks to combine strong research ideas with a modestly defensive bias seems most appropriate as of the end of the fiscal period.

Performance summary
Delaware Diversified Income Fund	October 31, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance	Average annual total returns through Oct. 31, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+11.60%	+8.96%	+9.01%	n/a
Including sales charge	+6.54%	+7.97%	+8.50%	n/a
Class B (Est. Oct. 28, 2002)
Excluding sales charge	+10.78%	+8.11%	n/a	+8.05%
Including sales charge	+6.78%	+7.89%	n/a	+8.05%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+10.65%	+8.13%	n/a	+8.05%
Including sales charge	+9.65%	+8.13%	n/a	+8.05%
Class R (Est. June 2, 2003)
Excluding sales charge	+11.33%	+8.67%	n/a	+7.35%
Including sales charge	+11.33%	+8.67%	n/a	+7.35%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+11.76%	+9.20%	n/a	+9.13%
Including sales charge	+11.76%	+9.20%	n/a	+9.13%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 7.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 1, 2010, through Feb. 28, 2011.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 1, 2010, through Feb. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other

Performance summary
Delaware Diversified Income Fund

nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from March 1, 2010, through Feb. 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.02%	1.72%	1.72%	1.32%	0.72%
(without fee waivers)
Net expenses	0.97%	1.72%	1.72%	1.22%	0.72%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 2000, through Oct. 31, 2010

For period beginning Oct. 31, 2000, through Oct. 31, 2010	Starting value	Ending value
Delaware Diversified Income Fund — Class A Shares	$9,550	$22,600
Barclays Capital U.S. Aggregate Index	$10,000	$18,558

The chart assumes $10,000 invested in the Fund on Oct. 31, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Oct. 31, 2000.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class B	DPBFX	246248611
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses
For the six-month period May 1, 2010 to October 31, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2010 to October 31, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect for Class A and Class R shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/10	10/31/10	Expense Ratio	5/1/10 to 10/31/10*
Actual Fund Return
Class A	$1,000.00	$1,041.50	0.94%	$4.84
Class B	1,000.00	1,037.70	1.69%	8.68
Class C	1,000.00	1,036.50	1.69%	8.67
Class R	1,000.00	1,040.20	1.19%	6.12
Institutional Class	1,000.00	1,042.80	0.69%	3.55
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.47	0.94%	$4.79
Class B	1,000.00	1,016.69	1.69%	8.59
Class C	1,000.00	1,016.69	1.69%	8.59
Class R	1,000.00	1,019.21	1.19%	6.06
Institutional Class	1,000.00	1,021.73	0.69%	3.52

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security types
Delaware Diversified Income Fund	As of October 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security types	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	2.25%
Agency Mortgage-Backed Securities	12.23%
Commercial Mortgage-Backed Securities	4.96%
Convertible Bonds	2.04%
Corporate Bonds	53.88%
Banking	5.24%
Basic Industry	4.32%
Brokerage	1.83%
Capital Goods	1.90%
Communications	10.53%
Consumer Cyclical	2.74%
Consumer Non-Cyclical	8.07%
Electric	4.19%
Energy	8.30%
Financials	3.20%
Industrials	0.07%
Insurance	0.97%
Natural Gas	0.15%
Real Estate	0.94%
Technology	0.58%
Transportation	0.85%
Municipal Bonds	0.10%
Non-Agency Asset-Backed Securities	2.86%
Non-Agency Collateralized Mortgage Obligations	1.13%
Regional Bonds	3.05%
Senior Secured Loans	4.00%
Sovereign Bonds	8.80%
Supranational Banks	1.36%
U.S. Treasury Obligations	1.28%
Common Stock	0.00%

Security types	Percentage of net assets
Convertible Preferred Stock	0.05%
Preferred Stock	0.17%
Warrant	0.00%
Discount Note	12.18%
Securities Lending Collateral	5.88%
Total Value of Securities	116.23%
Obligation to Return Securities Lending Collateral	(5.97%)
Liabilities Net of Receivables and Other Assets	(10.26%)
Total Net Assets	100.00%

Statement of net assets
Delaware Diversified Income Fund	October 31, 2010

	Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	855,829	$822,580
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		4,092	4,240
•Series 2002-W11 AV1 0.596% 11/25/32		23,911	21,338
Total Agency Asset-Backed Securities
(cost $846,091)			848,158

Agency Collateralized Mortgage Obligations – 2.25%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		27,165	32,267
Series 2001-T8 A2 9.50% 7/25/41		100,809	124,531
Series 2002-T4 A3 7.50% 12/25/41		295,751	351,296
Series 2002-T19 A1 6.50% 7/25/42		181,616	207,213
Series 2004-T1 1A2 6.50% 1/25/44		136,135	154,490
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24		14,406	16,809
Fannie Mae REMICS
Series 1990-92 C 7.00% 8/25/20		1,715	1,955
Series 1996-46 ZA 7.50% 11/25/26		286,796	322,941
Series 2001-50 BA 7.00% 10/25/41		163,974	192,106
Series 2002-83 GH 5.00% 12/25/17		460,000	505,312
Series 2002-90 A2 6.50% 11/25/42		341,662	389,815
Series 2003-26 AT 5.00% 11/25/32		18,613,000	20,171,535
Series 2003-38 MP 5.50% 5/25/23		8,616,654	9,562,346
Series 2003-106 WE 4.50% 11/25/22		11,400,000	12,351,768
Series 2003-122 AJ 4.50% 2/25/28		428,815	443,225
Series 2005-110 MB 5.50% 9/25/35		3,515,396	3,913,313
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,578,971
Series 2010-41 PN 4.50% 4/25/40		7,623,413	8,270,196
Series 2010-96 DC 4.00% 9/25/25		14,575,000	15,456,920
•Series G-9 FA 1.181% 4/25/21		1,029	1,032
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.434% 2/25/42		25,967	30,584
•Series 2002-W6 2A 7.373% 6/25/42		51,031	59,850
•Series 2003-W1 2A 7.377% 12/25/42		24,660	28,932
Series 2003-W10 1A4 4.505% 6/25/43		43,141	45,851
Series 2003-W15 2A7 5.55% 8/25/43		25,664	27,809
Series 2004-W9 2A1 6.50% 2/25/44		476,109	543,210
Series 2004-W11 1A2 6.50% 5/25/44		629,250	711,642

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICS
	Series 1730 Z 7.00% 5/15/24	USD	444,241	$515,180
	Series 2326 ZQ 6.50% 6/15/31		1,219,010	1,391,195
	Series 2557 WE 5.00% 1/15/18		4,181,000	4,625,832
	Series 2598 QD 5.50% 4/15/32		1,657,919	1,745,419
	Series 2621 QH 5.00% 5/15/33		35,000	37,116
	Series 2622 PE 4.50% 5/15/18		8,300,000	9,037,980
	Series 2624 QH 5.00% 6/15/33		40,000	43,995
	Series 2662 MA 4.50% 10/15/31		665,791	699,945
	Series 2687 PG 5.50% 3/15/32		2,750,000	2,973,438
	Series 2694 QG 4.50% 1/15/29		2,695,000	2,782,340
	Series 2717 MH 4.50% 12/15/18		125,000	136,970
	Series 2762 LG 5.00% 9/15/32		9,050,000	9,833,152
	Series 2809 DC 4.50% 6/15/19		3,135,709	3,418,422
	Series 2872 GC 5.00% 11/15/29		2,465,000	2,573,216
	Series 2890 PC 5.00% 7/15/30		2,175,000	2,275,639
	Series 3022 MB 5.00% 12/15/28		1,431,631	1,469,006
	Series 3123 HT 5.00% 3/15/26		50,000	54,607
	Series 3128 BC 5.00% 10/15/27		8,050,000	8,217,168
	Series 3131 MC 5.50% 4/15/33		2,075,000	2,253,282
	Series 3150 EQ 5.00% 5/15/26		45,000	48,859
	Series 3171 MG 6.00% 8/15/34		4,000,000	4,455,304
	Series 3173 PE 6.00% 4/15/35		1,135,000	1,264,516
	Series 3337 PB 5.50% 7/15/30		2,700,000	2,783,738
	Series 3416 GK 4.00% 7/15/22		475,355	494,460
	Series 3656 PM 5.00% 4/15/40		11,118,918	12,223,377
•	Freddie Mac Strip Series 19 F 1.31% 6/1/28		11,196	10,674
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		143,309	168,253
	Series T-54 2A 6.50% 2/25/43		39,275	44,822
	Series T-58 2A 6.50% 9/25/43		883,850	1,008,694
	•Series T-60 1A4C 5.395% 3/25/44		17,401	18,454
	GNMA Series 2010-113 KE 4.50% 9/20/40		20,392,264	22,084,937
•	Vendee Mortgage Trust Series 2000-1 1A
	6.816% 1/15/30		9,940	11,358
Total Agency Collateralized Mortgage Obligations
	(cost $170,665,864)			179,197,267

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities – 12.23%
	Fannie Mae
	4.00% 9/1/13	USD	4,051	$4,159
	5.50% 1/1/13		500,416	509,200
	6.50% 8/1/17		270,762	296,573
	7.00% 11/15/16		177,816	189,385
•	Fannie Mae ARM
	2.115% 7/1/33		116,550	120,860
	2.262% 11/1/24		4,016	4,141
	2.516% 10/1/33		204,517	211,596
	2.627% 8/1/34		11,134	11,663
	2.646% 12/1/33		6,675	6,961
	2.683% 6/1/34		243,084	254,465
	2.704% 6/1/34		3,136	3,282
	2.976% 11/1/32		744	775
	3.817% 11/1/35		230,049	240,877
	4.986% 11/1/33		703,340	747,211
	4.997% 8/1/35		704,338	749,411
	5.00% 1/1/36		210,326	221,825
	5.066% 3/1/38		35,776	37,946
	5.108% 5/1/36		1,045,064	1,114,108
	5.131% 11/1/35		1,583,082	1,683,432
	5.133% 9/1/38		760,923	807,923
	5.318% 4/1/36		1,008,239	1,064,264
	5.465% 6/1/37		23,919	25,456
	5.633% 4/1/37		2,646,379	2,817,202
	5.83% 4/1/36		580,483	614,492
	5.914% 8/1/37		2,337,389	2,515,474
	5.999% 7/1/36		220,505	235,657
	6.006% 6/1/36		330,641	353,415
	6.211% 7/1/36		8,610	9,243
	6.272% 4/1/36		2,658	2,849
	6.298% 8/1/36		159,076	170,631
	Fannie Mae Balloon 7 yr 4.50% 12/1/10		653	658
	Fannie Mae Relocation 15 yr 4.00% 9/1/20		1,207,902	1,220,102
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35		18,586	18,947
	5.00% 9/1/33		581,653	612,761
	5.00% 11/1/33		437,661	461,068
	5.00% 1/1/34		209,236	220,427
	5.00% 8/1/34		248,910	262,223

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae Relocation 30 yr (continued)
5.00% 11/1/34	USD	361,350	$380,676
5.00% 4/1/35		847,351	892,669
5.00% 10/1/35		610,258	642,896
5.00% 1/1/36		1,294,620	1,363,859
Fannie Mae S.F. 15 yr
4.00% 5/1/19		8,100	8,576
4.00% 12/1/25		77,860,000	81,558,349
4.50% 6/1/23		10,049,716	10,657,897
5.00% 9/1/20		11,745	12,685
5.00% 5/1/21		1,445,536	1,553,546
5.50% 4/1/23		344,693	373,785
5.50% 6/1/23		252,565	273,881
6.00% 9/1/21		8,357,777	9,100,070
6.00% 8/1/22		138,588	150,897
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/25		24,675,000	26,093,813
5.50% 12/1/25		58,165,000	63,018,171
Fannie Mae S.F. 20 yr
5.00% 8/1/28		5,161,247	5,503,861
5.50% 8/1/28		10,964,879	11,811,935
Fannie Mae S.F. 30 yr
4.50% 3/1/39		4,165,068	4,376,204
5.00% 6/1/35		12,957	13,844
5.00% 7/1/35		27,094	28,950
5.00% 9/1/35		1,866,218	1,994,020
5.00% 12/1/36		15,499,619	16,561,065
5.00% 12/1/37		2,053,895	2,184,922
5.00% 1/1/38		3,866,286	4,112,934
5.00% 2/1/38		1,621,017	1,724,085
5.50% 12/1/39		36,740,000	39,363,456
6.00% 10/1/33		2,578	2,856
6.00% 6/1/35		15,115	16,569
6.00% 6/1/38		372,877	405,129
6.50% 2/1/36		4,672,698	5,205,445
6.50% 3/1/36		3,745,022	4,170,053
6.50% 9/1/37		3,904,165	4,311,401
7.00% 8/1/32		167,676	192,069
7.00% 9/1/32		82,104	94,048
7.00% 2/1/36		43,958	49,510

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	7.00% 4/1/37	USD	38,171	$42,991
	7.00% 12/1/37		76,999	86,729
	7.50% 1/1/31		3,111	3,585
	7.50% 3/1/32		37,808	43,550
	7.50% 4/1/32		38,775	44,665
	7.50% 6/1/34		26,443	30,160
	7.50% 10/1/34		38,812	44,719
	Fannie Mae S.F. 30 yr TBA
	4.00% 11/1/40		77,745,000	80,150,274
	4.50% 11/1/40		62,000,000	65,080,656
	5.00% 11/1/40		179,390,000	190,657,844
	6.00% 11/1/40		86,935,000	94,378,808
	6.00% 12/1/40		9,270,000	10,037,667
	Freddie Mac 7.00% 2/1/14		2,632	2,771
•	Freddie Mac ARM
	2.618% 12/1/33		386,885	400,667
	2.627% 5/1/35		347,738	363,363
	2.653% 4/1/33		3,672	3,830
	3.146% 12/1/33		109,525	113,302
	3.283% 4/1/34		45,172	47,442
	3.615% 3/1/36		192,746	203,542
	5.681% 7/1/36		842,257	886,805
	5.743% 8/1/37		27,176	28,918
	5.788% 10/1/36		250,016	267,124
	6.017% 10/1/37		37,354	40,153
	6.057% 10/1/37		1,539,386	1,656,167
	6.311% 2/1/37		1,732,783	1,839,047
	Freddie Mac Relocation 15 yr
	3.50% 10/1/18		186,945	188,051
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		1,412,253	1,488,004
	6.50% 10/1/30		836	925
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14		44,225	46,274
	4.50% 5/1/20		3,477,484	3,704,776
	5.00% 6/1/18		1,262,568	1,351,396
	5.00% 4/1/20		1,650,683	1,771,469
	5.50% 7/1/14		3,004	3,142

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.50% 10/1/35	USD	3,131,612	$3,302,104
5.00% 7/1/38		8,405,027	8,919,738
6.00% 2/1/36		8,886,844	9,687,453
6.50% 10/1/32		3,655	4,118
6.50% 8/1/38		1,676,885	1,847,773
7.00% 11/1/33		454,019	515,916
Freddie Mac S.F. 30 yr TBA
5.50% 11/1/40		35,910,000	38,468,588
6.00% 11/1/40		87,415,000	94,695,008
6.50% 11/1/40		38,100,000	41,957,625
GNMA I S.F. 30 yr
7.00% 5/15/28		218,221	252,607
7.00% 12/15/34		4,555,519	5,181,187
7.50% 10/15/30		2,748	3,197
7.50% 2/15/32		726	845
9.50% 9/15/17		5,286	6,068
10.00% 7/15/17		3,729	3,757
Total Agency Mortgage-Backed Securities
(cost $963,545,181)			975,879,588

Commercial Mortgage-Backed Securities – 4.96%
# American Tower Trust
Series 2007-1A AFX 144A 5.42% 4/15/37		5,951,000	6,557,421
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40		17,341,000	18,740,271
•Series 2005-T20 A4A 5.149% 10/12/42		13,200,000	14,518,923
•Series 2006-PW12 A4 5.723% 9/11/38		7,235,000	8,093,785
Series 2006-PW14 A4 5.201% 12/11/38		8,145,000	8,834,481
Series 2007-PW15 A4 5.331% 2/11/44		7,730,000	8,047,541
BOA Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38		6,197,084	6,245,298
•Series 2004-3 A5 5.413% 6/10/39		9,320,000	10,139,413
Series 2004-5 A3 4.561% 11/10/41		20,000	20,429
•Series 2005-1 A5 5.159% 11/10/42		14,810,000	16,324,362
•Series 2005-6 A4 5.19% 9/10/47		10,005,000	11,049,245
•Series 2006-2 A4 5.74% 5/10/45		7,622,000	8,496,026
Series 2006-4 A4 5.634% 7/10/46		13,570,000	14,652,273

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Citigroup Commercial Mortgage Trust
	Series 2004-C1 A4 5.373% 4/15/40	USD	10,770,000	$11,752,165
•	Citigroup/Deutsche Bank Commercial
	Mortgage Trust Series 2005-CD1 A4
	5.222% 7/15/44		6,250,000	6,889,157
w	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A 5.116% 6/10/44		9,395,000	10,247,992
	Series 2006-C7 A2 5.69% 6/10/46		1,065,590	1,076,292
	#Series 2010-C1 A1 144A 3.156% 11/1/15		8,565,000	8,766,263
•#	Credit Suisse First Boston Mortgage
	Securities Series 2001-SPGA A2 144A
	6.515% 8/13/18		1,491,000	1,537,579
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1 AAB
	5.547% 2/15/39		640,000	692,207
	First Union National Bank-BOA
	Commercial Mortgage Trust
	Series 2001-C1 C 6.403% 3/15/33		30,000	30,131
•	GE Capital Commercial Mortgage
	Series 2005-C4 A4 5.336% 11/10/45		108,000	118,966
•	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7 5.317% 6/10/36		6,235,000	6,828,641
	Series 2005-GG5 A5 5.224% 4/1/37		17,015,000	18,411,074
	GS Mortgage Securities II
	Series 2004-GG2 A3 4.602% 8/10/38		22,651	22,837
	•Series 2004-GG2 A5 5.279% 8/10/38		2,310,000	2,499,094
	•Series 2004-GG2 A6 5.396% 8/10/38		8,940,000	9,741,577
	Series 2005-GG4 A4 4.761% 7/10/39		13,084,350	13,666,341
	Series 2005-GG4 A4A 4.751% 7/10/39		37,209,000	39,693,172
	•Series 2006-GG6 A4 5.553% 4/10/38		9,535,000	10,344,676
	#Series 2010-C1 A2 144A 4.592% 9/1/40		10,905,000	11,584,572
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37		5,035,000	5,299,923
	Series 2002-C2 A2 5.05% 12/12/34		3,226,000	3,420,424
	Series 2003-C1 A2 4.985% 1/12/37		1,740,000	1,850,436
	•Series 2005-CB11 A4 5.335% 8/12/37		2,280,000	2,494,306
	•Series 2005-LDP3 A4A 4.936% 8/15/42		3,680,000	3,974,971
	•Series 2005-LDP4 A4 4.918% 10/1/42		16,675,000	18,107,301
	Series 2005-LDP5 A4 5.198% 12/15/44		7,095,000	7,820,644

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Lehman Brothers-UBS Commercial
	Mortgage Trust
	Series 2002-C1 A4 6.462% 3/15/31	USD	1,300,513	$1,370,112
	Series 2004-C1 A4 4.568% 1/15/31		10,385,000	11,062,360
	•Series 2004-C4 A4 5.259% 6/15/29		2,925,000	3,177,123
	Merrill Lynch Mortgage Trust
	#Series 2002-MW1 J 144A
	5.695% 7/12/34		30,000	15,645
	Series 2005-CIP1 A2 4.96% 7/12/38		294,960	302,014
	•Series 2005-CKI1 A6
	5.241% 11/12/37		1,660,000	1,833,748
	•Series 2006-C1 ASB 5.655% 5/12/39		605,000	656,114
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust Series 2007-5 A1
	4.275% 8/12/48		96,400	96,744
	Morgan Stanley Capital I
	•#Series 1999-FNV1 G 144A
	6.12% 3/15/31		45,220	46,242
	•Series 2004-T15 A4 5.27% 6/13/41		2,585,000	2,825,968
	Series 2005-HQ6 A4A 4.989% 8/13/42		3,935,000	4,276,896
	*•Series 2007-T27 A4 5.649% 6/11/42		26,233,500	29,088,502
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A
	7.241% 2/15/33		185,000	180,912
#	OBP Depositor Trust Series 2010-OBP A
	144A 4.646% 7/15/45		8,545,000	9,169,079
	Wachovia Bank Commercial Mortgage Trust
	•Series 2005-C20 A5 5.087% 7/15/42		95,000	97,264
	Series 2006-C28 A2 5.50% 10/15/48		2,990,000	3,057,936
Total Commercial Mortgage-Backed
Securities (cost $358,080,410)				395,846,868

Convertible Bonds – 2.04%
*	Advanced Micro Devices 6.00% exercise
	price $28.08, expiration date 5/1/15		4,408,000	4,402,490
	Alaska Communications System Group
	5.75% exercise price $12.90,
	expiration date 3/1/13		4,105,000	4,120,394
*	Alcatel-Lucent USA 2.75% exercise price
	$15.35, expiration date 6/15/25		5,280,000	4,950,000

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16	USD	5,811,000	$5,534,978
	Amgen 0.375% exercise price $79.48,
	expiration date 2/1/13		5,419,000	5,459,643
	ArvinMeritor 4.00% exercise price
	$26.73, expiration date 2/15/27		3,813,000	3,727,208
	Bristow Group 3.00% exercise price
	$77.34, expiration date 6/15/38		4,700,000	4,476,750
	Chesapeake Energy 2.25% exercise price
	$85.89, expiration date 12/15/38		7,861,000	6,023,490
#	Digital Realty Trust 144A 5.50% exercise
	price $42.49, expiration date 4/15/29		1,446,000	2,173,519
	Euronet Worldwide 3.50% exercise price
	$40.48, expiration date 10/15/25		2,300,000	2,274,125
*#	Gaylord Entertainment 144A
	3.75% exercise price $27.25,
	expiration date 10/1/14		3,473,000	4,849,176
	General Cable 4.50% exercise price
	$36.75, expiration date 11/15/29		2,270,000	2,355,125
	Health Care REIT 4.75% exercise price
	$50.00, expiration date 7/15/27		5,702,000	6,500,279
Φ	Hologic 2.00% exercise price $38.59,
	expiration date 12/15/37		8,761,000	8,301,047
	Intel 2.95% exercise price $30.75,
	expiration date 12/15/35		4,060,000	4,100,600
*	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		2,611,000	2,917,793
*	Jefferies Group 3.875% exercise price
	$39.20, expiration date 11/1/29		3,924,000	4,027,005
*	Leap Wireless International
	4.50% exercise price $93.21,
	expiration date 7/15/14		8,348,000	7,565,374
	Level 3 Communications 5.25% exercise
	price $3.98, expiration date 12/15/11		1,356,000	1,362,780
#	Lexington Realty Trust 144A
	6.00% exercise price $7.09,
	expiration date 1/15/30		4,405,000	5,225,431
	LifePoint Hospitals 3.50% exercise price
	$51.79, expiration date 5/15/14		5,210,000	5,203,488

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
	Linear Technology 3.00% exercise price
	$45.36, expiration date 5/1/27	USD	7,575,000	$7,877,999
	Live Nation Entertainment
	2.875% exercise price $27.14,
	expiration date 7/15/27		5,995,000	5,200,663
*	Medtronic 1.625% exercise price $54.79,
	expiration date 4/15/13		4,882,000	4,936,923
	Mirant (Escrow) 2.50% exercise price
	$67.95, expiration date 6/15/21		695,000	0
	National City 4.00% exercise price
	$482.50, expiration date 2/1/11		7,842,000	7,910,617
*	National Retail Properties
	5.125% exercise price $25.42,
	expiration date 6/15/28		4,661,000	5,540,764
	NII Holdings 3.125% exercise price
	$118.32, expiration date 6/15/12		3,567,000	3,495,660
*#	Owens-Brockway Glass Container
	144A 3.00% exercise price $47.47,
	expiration date 6/1/15		2,760,000	2,770,350
*	Rayonier TRS Holdings 3.75% exercise
	price $54.81, expiration date 10/15/12		2,032,000	2,270,760
*#	Rayonier TRS Holdings 144A
	4.50% exercise price $50.24,
	expiration date 8/15/15		2,265,000	2,768,963
	SanDisk 1.00% exercise price $82.36,
	expiration date 5/15/13		2,256,000	2,129,100
	SBA Communications 4.00% exercise
	price $30.38, expiration date 10/1/14		1,692,000	2,466,090
#	Sino-Forest 144A 5.00% exercise price
	$20.29, expiration date 8/1/13		4,077,000	4,973,940
#	SVB Financial Group 144A
	3.875% exercise price $53.04,
	expiration date 4/15/11		4,089,000	4,196,336
*	Transocean
	1.50% exercise price $168.61
	expiration date 12/15/37		3,017,000	2,971,443
	1.625% exercise price $168.61,
	expiration date 12/15/37		3,540,000	3,544,425

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
*	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37	USD	3,455,000	$3,999,163
Total Convertible Bonds (cost $150,912,274)				162,603,891

Corporate Bonds – 53.88%
Banking – 5.24%
	AgriBank 9.125% 7/15/19		10,963,000	13,646,556
#	Bank Nederlandse Gemeenten 144A
	1.75% 10/6/15		13,310,000	13,355,680
	Bank of New York Mellon 4.95% 3/15/15		7,894,000	8,911,868
	BB&T
	4.90% 6/30/17		3,180,000	3,388,500
	5.25% 11/1/19		16,494,000	17,747,396
	BB&T Capital Trust II 6.75% 6/7/36		13,235,000	13,373,306
•	BB&T Capital Trust IV 6.82% 6/12/57		5,125,000	5,131,406
	BOA
	*3.70% 9/1/15		5,295,000	5,342,925
	6.10% 6/15/17		9,595,000	10,244,735
*	City National 5.25% 9/15/20		13,865,000	14,288,895
@#	CoBank ACB 144A 7.875% 4/16/18		10,520,000	12,140,375
	Export-Import Bank of Korea
	5.875% 1/14/15		2,350,000	2,631,008
*#	Export-Import Bank of Korea 144A
	5.25% 2/10/14		10,280,000	11,027,233
*	GMAC 8.00% 12/31/18		7,000	7,315
	JPMorgan Chase Bank
	5.875% 6/13/16		4,450,000	5,048,672
	*6.00% 10/1/17		6,970,000	7,943,667
*	JPMorgan Chase Capital XXV
	6.80% 10/1/37		32,920,000	32,828,547
	KeyBank 6.95% 2/1/28		19,095,000	20,132,890
	Korea Development Bank
	*4.375% 8/10/15		5,560,000	5,992,813
	8.00% 1/23/14		16,530,000	19,474,786
#	National Agricultural Cooperative
	Federation 144A 5.00% 9/30/14		5,337,000	5,733,454
•	National City Bank 0.663% 6/7/17		3,100,000	2,791,541
	Oesterreichische Kontrollbank 1.75% 10/5/15		9,625,000	9,676,186
	PNC Bank 6.875% 4/1/18		18,049,000	21,229,811

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
	PNC Funding
	5.125% 2/8/20	USD	7,020,000	$7,632,846
	5.25% 11/15/15		1,335,000	1,486,935
	5.625% 2/1/17		7,162,000	7,859,894
•#	PNC Preferred Funding Trust II 144A
	6.113% 3/29/49		13,400,000	9,687,597
	Rabobank Nederland 2.125% 10/13/15		5,085,000	5,131,924
•#	Rabobank Nederland 144A
	11.00% 12/29/49		17,216,000	23,053,222
	Silicon Valley Bank
	5.70% 6/1/12		7,302,000	7,600,228
	6.05% 6/1/17		6,300,000	6,673,332
*	SVB Financial Group 5.375% 9/15/20		5,500,000	5,592,378
	U.S. Bank North America 4.95% 10/30/14		5,005,000	5,627,091
•	USB Capital IX 6.189% 4/15/49		26,052,000	20,711,340
	Wachovia
	5.25% 8/1/14		7,130,000	7,749,062
	5.625% 10/15/16		20,500,000	22,878,779
*•	Wells Fargo Capital XIII 7.70% 12/29/49		17,637,000	18,386,573
	Zions Bancorp
	5.65% 5/15/14		2,398,000	2,398,928
	7.75% 9/23/14		3,305,000	3,520,658
				418,080,352
Basic Industry – 4.32%
*	AK Steel 7.625% 5/15/20		6,000	6,278
*	Alcoa 6.15% 8/15/20		7,980,000	8,438,539
*#	Algoma Acquisition 144A 9.875% 6/15/15		5,735,000	5,304,875
#	Appleton Papers 144A 10.50% 6/15/15		6,000	5,820
	ArcelorMittal 9.85% 6/1/19		16,475,000	21,284,316
*#	Braskem Finance 144A 7.00% 5/7/20		9,913,000	10,696,127
	Century Aluminum 8.00% 5/15/14		5,402,050	5,510,091
	CF Industries 7.125% 5/1/20		4,865,000	5,655,563
	Cliffs Natural Resources
	*4.80% 10/1/20		8,285,000	8,458,173
	5.90% 3/15/20		5,720,000	6,296,364
	6.25% 10/1/40		7,510,000	7,335,393
	Compass Minerals International
	8.00% 6/1/19		3,575,000	3,861,000

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
#	Corp Nacional del Cobre de Chile 144A
	3.75% 11/4/20	USD	5,437,000	$5,341,254
	Cytec Industries 8.95% 7/1/17		12,555,000	15,771,327
*	Dow Chemical 8.55% 5/15/19		24,605,000	31,651,625
*	duPont (E.I.) deNemours 3.625% 1/15/21		43,145,000	43,994,912
#	FMG Resources August 2006 144A
	10.625% 9/1/16		14,105,000	20,875,400
#	Georgia-Pacific 144A
	5.40% 11/1/20		3,385,000	3,435,775
	8.25% 5/1/16		1,890,000	2,178,225
*	Hexion U.S. Finance
	8.875% 2/1/18		4,820,000	5,199,575
	9.75% 11/15/14		4,546,000	4,807,395
*	International Paper 9.375% 5/15/19		39,482,000	52,218,932
	Lubrizol 6.50% 10/1/34		1,089,000	1,155,444
	Lyondell Chemical 11.00% 5/1/18		6,000	6,750
#	Lyondell Chemical 144A 8.00% 11/1/17		3,705,000	4,066,238
*#	MacDermid 144A 9.50% 4/15/17		3,867,000	4,147,358
	Millar Western Forest Product
	7.75% 11/15/13		5,000	4,600
	Noranda Aluminum Acquisition PIK
	6.828% 5/15/15		4,781,444	4,183,763
	Novelis
	7.25% 2/15/15		3,000	3,109
	11.50% 2/15/15		2,369,000	2,759,885
#	PE Paper Escrow 144A 12.00% 8/1/14		1,219,000	1,416,005
=@	PT Holdings 12.431% 8/27/12		577,448	418,650
*	Reliance Steel & Aluminum
	6.85% 11/15/36		7,757,000	7,505,696
	Ryerson
	•7.662% 11/1/14		1,465,000	1,377,100
	12.00% 11/1/15		5,162,000	5,394,290
	Smurfit Kappa Funding 7.75% 4/1/15		3,751,000	3,872,908
	Steel Dynamics
	6.75% 4/1/15		2,375,000	2,472,969
	*7.75% 4/15/16		5,975,000	6,408,188
*#	Steel Dynamics 144A 7.625% 3/15/20		5,000	5,388
*	Teck Resources 9.75% 5/15/14		6,268,000	7,810,737

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Vale Overseas
	6.875% 11/21/36	USD	8,782,000	$10,029,272
	6.875% 11/10/39		10,110,000	11,650,936
*	Verso Paper Holdings 11.375% 8/1/16		6,000	5,805
#	Voto-Votorantim Overseas Trading
	Operations 144A 6.625% 9/25/19		1,669,000	1,827,555
				344,849,605
Brokerage – 1.83%
•	Bear Stearns 5.16% 12/7/12	AUD	6,340,000	6,095,551
*#	Cemex Finance 144A 9.50% 12/14/16	USD	3,035,000	3,080,525
	E Trade Financial PIK 12.50% 11/30/17		7,780,000	9,044,250
	Goldman Sachs Group
	*3.70% 8/1/15		2,470,000	2,560,479
	5.375% 3/15/20		41,403,000	43,888,255
	Jefferies Group
	6.25% 1/15/36		7,998,000	7,357,608
	6.45% 6/8/27		16,085,000	15,645,333
	JPMorgan Chase
	4.40% 7/22/20		7,800,000	7,952,794
	•4.99% 6/21/12	AUD	14,500,000	13,993,450
	7.00% 6/28/17	RUB	592,000,000	18,312,584
	Lazard Group
	6.85% 6/15/17	USD	14,832,000	15,941,686
	7.125% 5/15/15		2,057,000	2,274,353
				146,146,868
Capital Goods – 1.90%
	Alion Science & Technology PIK
	12.00% 11/1/14		5,000	5,106
	Allied Waste North America
	6.875% 6/1/17		26,107,000	28,788,684
	7.125% 5/15/16		8,401,000	8,967,806
*	AMH Holdings 11.25% 3/1/14		3,045,000	3,177,458
	Anixter 10.00% 3/15/14		1,765,000	2,042,988
	Arrow Electronics 5.125% 3/1/21		6,155,000	6,134,935
#	BAE Systems Holdings 144A
	4.95% 6/1/14		1,875,000	2,077,189
*	Case New Holland 7.75% 9/1/13		4,069,000	4,465,728

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
	Casella Waste Systems
	9.75% 2/1/13	USD	4,537,000	$4,588,041
	11.00% 7/15/14		1,041,000	1,156,811
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20		4,088,000	3,955,140
#	DAE Aviation Holdings 144A
	11.25% 8/1/15		6,000	6,278
	Express Finance 8.75% 3/1/18		4,000	4,280
*	Graham Packaging 9.875% 10/15/14		4,381,000	4,567,193
*#	Graham Packaging 144A 8.25% 1/1/17		1,540,000	1,605,450
#	International Wire Group 144A
	9.75% 4/15/15		6,000	6,270
	Intertape Polymer US 8.50% 8/1/14		2,880,000	2,433,600
*	Jabil Circuit 7.75% 7/15/16		1,152,000	1,333,440
	L-3 Communications 4.75% 7/15/20		9,490,000	9,925,666
*	Manitowoc 9.50% 2/15/18		7,000	7,569
#	Meccanica Holdings USA 144A
	6.25% 7/15/19		18,130,000	20,199,829
*#	Noble Group 144A 6.625% 8/5/20		6,371,000	6,844,130
*	NXP BV/NXP Funding 9.50% 10/15/15		5,797,000	6,137,574
#	Plastipak Holdings 144A
	10.625% 8/15/19		3,615,000	4,030,725
	Ply Gem Industries 13.125% 7/15/14		7,277,000	7,813,678
	Pregis 12.375% 10/15/13		5,841,000	6,001,628
*	RBS Global/Rexnord 11.75% 8/1/16		3,942,000	4,257,360
	Sanmina-SCI 8.125% 3/1/16		6,000,000	6,195,000
	Susser Holdings & Finance 8.50% 5/15/16		6,000	6,428
#	TriMas 144A 9.75% 12/15/17		3,353,000	3,675,726
#	USG 144A 9.75% 8/1/14		915,000	960,750
				151,372,460
Communications – 10.53%
	Affinion Group 11.50% 10/15/15		3,599,000	3,832,935
	America Movil SAB de CV
	5.00% 3/30/20		32,321,000	35,488,038
	6.125% 3/30/40		3,700,000	4,107,281
*	American Tower 5.05% 9/1/20		25,235,000	26,396,718
	AT&T
	*6.50% 9/1/37		16,890,000	19,031,787
	6.70% 11/15/13		785,000	911,236

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	AT&T 144A 5.35% 9/1/40	USD	23,810,000	$23,452,160
*	Cablevision Systems
	8.00% 4/15/20		1,000	1,111
	8.625% 9/15/17		3,000	3,401
*#	CCO Holdings Capital 144A
	7.875% 4/30/18		2,000	2,135
	8.125% 4/30/20		2,000	2,170
*#	Charter Communications Operating 144A
	10.875% 9/15/14		6,676,000	7,644,020
	Cincinnati Bell 7.00% 2/15/15		1,818,000	1,840,725
	Citizens Communications 6.25% 1/15/13		1,495,000	1,592,175
#	Clearwire Communications 144A
	12.00% 12/1/15		12,016,000	13,373,110
#	Columbus International 144A
	11.50% 11/20/14		7,905,000	8,903,006
*	Comcast 5.90% 3/15/16		33,375,000	38,990,444
#	COX Communications 144A
	6.25% 6/1/18		8,926,000	10,324,802
	*6.45% 12/1/36		3,280,000	3,576,312
	6.95% 6/1/38		7,797,000	8,887,418
*	Cricket Communications 9.375% 11/1/14		6,387,000	6,722,318
	Crown Castle International 9.00% 1/15/15		1,190,000	1,335,775
*#	Digicel 144A
	8.25% 9/1/17		720,000	760,500
	12.00% 4/1/14		6,310,000	7,422,138
#	Digicel Group 144A
	8.875% 1/15/15		2,865,000	2,922,300
	10.50% 4/15/18		820,000	907,125
	DirecTV Holdings
	*4.60% 2/15/21		25,435,000	26,407,482
	7.625% 5/15/16		38,454,000	43,117,624
*	DISH DBS 7.875% 9/1/19		8,257,000	9,093,021
	Global Crossing 12.00% 9/15/15		6,279,000	7,205,153
*	GXS Worldwide 9.75% 6/15/15		8,923,000	9,257,613
	Hughes Network Systems/Finance
	9.50% 4/15/14		4,676,000	4,898,110
#	Inmarsat Finance 144A 7.375% 12/1/17		140,000	150,500
	Intelsat Bermuda 11.25% 2/4/17		17,000	18,296
	Intelsat Bermuda PIK 11.50% 2/4/17		8,036	8,729

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
*	Intelsat Jackson Holdings 11.25% 6/15/16	USD	2,939,000	$3,214,531
#	Intelsat Jackson Holdings 144A
	7.25% 10/15/20		3,555,000	3,652,763
	Lamar Media
	6.625% 8/15/15		2,922,000	3,013,313
	*6.625% 8/15/15		1,627,000	1,673,776
*	Level 3 Financing
	9.25% 11/1/14		1,319,000	1,299,215
	10.00% 2/1/18		3,860,000	3,715,250
*	LIN Television 6.50% 5/15/13		965,000	979,475
	MDC Partners 11.00% 11/1/16		44,000	49,060
*#	MTS International Funding 144A
	8.625% 6/22/20		8,320,000	9,703,200
*#	Myriad International Holding 144A
	6.375% 7/28/17		2,860,000	3,021,590
#	NBC Universal 144A
	2.875% 4/1/16		20,970,000	21,252,739
	4.375% 4/1/21		46,540,000	47,634,387
#	Nexstar Broadcasting 144A
	8.875% 4/15/17		6,000	6,390
	Nielsen Finance
	10.00% 8/1/14		396,000	417,285
	*11.50% 5/1/16		2,400,000	2,772,000
	*11.625% 2/1/14		2,195,000	2,535,225
	NII Capital 10.00% 8/15/16		5,915,000	6,735,706
*	PAETEC Holding
	8.875% 6/30/17		3,071,000	3,324,358
	9.50% 7/15/15		4,874,000	5,178,625
*	Qwest 8.375% 5/1/16		39,767,000	48,118,069
*	Qwest Communications International
	7.50% 2/15/14		3,000	3,075
#	Rainbow National Services 144A
	10.375% 9/1/14		1,318,000	1,378,958
	Rogers Communications 6.68% 11/4/39	CAD	9,548,000	10,353,481
	Shaw Communication 6.75% 11/9/39	CAD	14,651,000	15,098,618
#	Sinclair Television Group 144A
	9.25% 11/1/17	USD	3,247,000	3,587,935
#	Sirius XM Radio 144A 9.75% 9/1/15		735,000	827,794
#	Sitel 144A 11.50% 4/1/18		6,000	4,875

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
*	Sprint Capital 8.75% 3/15/32	USD	7,468,000	$8,233,470
	Symantec 4.20% 9/15/20		47,390,000	47,827,030
#	Telcordia Technologies 144A 11.00% 5/1/18		2,242,000	2,219,580
	Telecom Italia Capital
	5.25% 10/1/15		37,223,000	40,971,840
	6.175% 6/18/14		5,160,000	5,769,943
	Telefonica Emisiones 6.421% 6/20/16		37,225,000	44,355,970
	Telesat Canada
	11.00% 11/1/15		8,700,000	9,809,250
	12.50% 11/1/17		1,625,000	1,925,625
	Terremark Worldwide 12.00% 6/15/17		3,534,000	4,072,935
*	Time Warner Cable 8.25% 4/1/19		29,011,000	37,817,347
#	UPC Holding 144A 9.875% 4/15/18		2,204,000	2,418,890
	Verizon Communications
	*6.40% 2/15/38		38,164,000	43,444,562
	8.75% 11/1/18		2,000,000	2,753,830
	ViaSat 8.875% 9/15/16		44,000	48,070
	Videotron Ltee
	6.375% 12/15/15		552,000	569,250
	*9.125% 4/15/18		1,125,000	1,272,656
#	Videotron Ltee 144A 7.125% 1/15/20	CAD	7,289,000	7,504,118
*	Virgin Media Finance 8.375% 10/15/19	USD	3,394,000	3,801,280
#	Vivendi 144A
	5.75% 4/4/13		18,235,000	19,874,436
	6.625% 4/4/18		12,923,000	15,001,626
*	West 11.00% 10/15/16		7,000	7,595
#	Wind Acquisition Finance 144A
	*10.75% 12/1/15		2,028,000	2,159,820
	11.75% 7/15/17		5,479,000	6,273,455
*	Windstream
	7.875% 11/1/17		970,000	1,064,575
	8.125% 8/1/13		1,918,000	2,121,788
#	XM Satellite Radio 144A 13.00% 8/1/13		976,000	1,168,760
				840,627,062
Consumer Cyclical – 2.74%
*#	Allison Transmission 144A
	11.00% 11/1/15		6,644,000	7,241,960
*	America Axle & Manufacturing
	7.875% 3/1/17		4,239,000	4,307,884

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	ArvinMeritor
	8.125% 9/15/15	USD	8,302,000	$8,696,344
	10.625% 3/15/18		4,000	4,560
	Beazer Homes USA
	8.125% 6/15/16		45,000	43,819
	9.125% 6/15/18		2,000	1,955
	Burlington Coat Factory Investment
	Holdings 14.50% 10/15/14		10,185,000	10,923,412
*#	CKE Restaurants 144A 11.375% 7/15/18		5,010,000	5,429,588
*	Corrections Corporation of America
	7.75% 6/1/17		5,930,000	6,478,525
w#	CVS Pass Through Trust 144A
	8.353% 7/10/31		23,135,659	28,817,012
#	Delta Air Lines 144A 12.25% 3/15/15		6,000	6,863
#	Equinox Holdings 144A 9.50% 2/1/16		951,000	1,003,305
*	Ford Motor 7.45% 7/16/31		12,516,000	14,268,239
	Ford Motor Credit
	8.00% 6/1/14		1,510,000	1,691,910
	*12.00% 5/15/15		8,317,000	10,670,294
#	Games Merger 144A 11.00% 6/1/18		6,000	6,690
*	Global Cash Access/Finance
	8.75% 3/15/12		2,546,000	2,555,548
*	Harrah’s Operating 10.00% 12/15/18		5,117,000	4,464,583
	Interface
	9.50% 2/1/14		778,000	805,230
	11.375% 11/1/13		2,637,000	3,072,105
#	Invista 144A 9.25% 5/1/12		204,000	207,825
	K Hovnanian Enterprises
	6.25% 1/15/15		2,404,000	1,803,000
	7.50% 5/15/16		3,748,000	2,567,380
	*10.625% 10/15/16		4,092,000	4,184,070
	Landry’s Restaurants 11.625% 12/1/15		2,171,000	2,339,253
	M/I Homes 6.875% 4/1/12		1,221,000	1,282,050
	Macy’s Retail Holdings
	5.90% 12/1/16		11,621,000	12,637,837
	10.625% 11/1/10		2,235,000	2,235,000
*#	Marina District Finance 144A
	9.875% 8/15/18		2,290,000	2,272,825

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	MGM MIRAGE
	*7.50% 6/1/16	USD	2,093,000	$1,873,235
	*10.375% 5/15/14		24,000	27,120
	11.125% 11/15/17		1,621,000	1,872,255
	*11.375% 3/1/18		3,900,000	4,065,750
	*13.00% 11/15/13		2,568,000	3,065,550
*	Mobile Mini 6.875% 5/1/15		2,249,000	2,223,699
	Mohawk Industries 6.125% 1/15/16		2,349,000	2,522,239
	Mohegan Tribal Gaming Authority
	*6.875% 2/15/15		3,244,000	2,246,470
	7.125% 8/15/14		103,000	71,070
	NCL 11.75% 11/15/16		1,141,000	1,324,986
*	New Albertsons 7.25% 5/1/13		1,110,000	1,134,975
	Norcraft Finance 9.75% 12/15/15		3,245,000	3,480,263
	Norcraft Holdings/Capital 9.75% 9/1/12		2,320,000	2,305,500
*	OSI Restaurant Partners 10.00% 6/15/15		3,069,000	3,203,269
*	Peninsula Gaming 10.75% 8/15/17		7,000	7,490
*	Pinnacle Entertainment 8.75% 5/15/20		7,814,000	7,843,303
@#	Pokagon Gaming Authority 144A
	10.375% 6/15/14		3,173,000	3,315,785
*	Quiksilver 6.875% 4/15/15		8,438,000	8,269,239
	Royal Caribbean Cruises
	*6.875% 12/1/13		54,000	58,320
	7.00% 6/15/13		4,605,000	5,007,938
*	Ryland Group 8.40% 5/15/17		4,143,000	4,557,300
#	Sealy Mattress 144A 10.875% 4/15/16		1,174,000	1,348,633
#	Sears Holdings 144A 6.625% 10/15/18		4,405,000	4,416,013
#	Shingle Springs Tribal Gaming Authority
	144A 9.375% 6/15/15		7,415,000	5,079,275
*	Standard Pacific 10.75% 9/15/16		4,473,000	5,054,490
	Wyndham Worldwide 5.75% 2/1/18		4,375,000	4,552,905
				218,946,138
Consumer Non-Cyclical – 8.07%
	Abbott Laboratories 4.125% 5/27/20		18,180,000	19,610,566
	Alere 9.00% 5/15/16		5,206,000	5,583,435
*	Alliance One International
	10.00% 7/15/16		5,501,000	6,078,605
	Amgen 3.45% 10/1/20		17,435,000	17,529,044

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
*	Anheuser-Busch InBev Worldwide
	•1.019% 3/26/13	USD	650,000	$656,040
	5.00% 4/15/20		210,000	233,281
#	Anheuser-Busch InBev Worldwide 144A
	5.375% 11/15/14		23,289,000	26,334,479
*	ARAMARK 8.50% 2/1/15		3,614,000	3,812,770
*	Bausch & Lomb 9.875% 11/1/15		4,050,000	4,424,625
	Baxter International 4.50% 8/15/19		23,500,000	25,945,222
*	Biomet 11.625% 10/15/17		3,102,000	3,509,138
	Biomet PIK 10.375% 10/15/17		2,823,000	3,161,760
	Bio-Rad Laboratories 8.00% 9/15/16		2,021,000	2,218,048
	BioScrip 10.25% 10/1/15		6,000	6,375
#	Brambles USA 144A
	3.95% 4/1/15		20,245,000	21,097,517
	5.35% 4/1/20		8,250,000	8,792,636
*	CareFusion 6.375% 8/1/19		36,330,000	43,128,105
*	Celgene 3.95% 10/15/20		18,195,000	18,186,976
	Cott Beverages 8.375% 11/15/17		54,000	58,860
	Covidien International Finance
	4.20% 6/15/20		36,010,000	38,206,285
*	Dean Foods 7.00% 6/1/16		254,000	255,270
	Diversey Holdings 10.50% 5/15/20		13,000	15,178
*#	Dole Food 144A 8.00% 10/1/16		3,055,000	3,261,213
	Genzyme
	3.625% 6/15/15		29,860,000	31,819,234
	5.00% 6/15/20		14,645,000	16,191,981
	HCA
	9.25% 11/15/16		3,687,000	4,000,395
	9.875% 2/15/17		330,000	372,075
*	HCA PIK 9.625% 11/15/16		1,451,000	1,581,590
	Hospira 6.40% 5/15/15		22,001,000	25,661,790
*	Ingles Markets 8.875% 5/15/17		3,484,000	3,867,240
	International CCE 3.50% 9/15/20		19,480,000	19,294,843
*	Jarden 7.50% 1/15/20		2,285,000	2,433,525
	Kraft Foods 5.375% 2/10/20		43,450,000	48,770,017
	Life Technologies
	4.40% 3/1/15		8,455,000	9,057,757
	6.00% 3/1/20		21,085,000	23,736,333

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Medco Health Solutions
	4.125% 9/15/20	USD	17,675,000	$17,860,004
	7.125% 3/15/18		18,182,000	22,374,533
#	Novasep Holding 144A 9.75% 12/15/16		8,626,000	7,245,840
*	Pfizer 6.20% 3/15/19		13,375,000	16,426,078
#	Quintiles Transnational PIK 144A
	9.50% 12/30/14		41,000	41,923
#	Radiation Therapy Services 144A
	9.875% 4/15/17		7,000	6,965
#	Radnet Management 144A
	10.375% 4/1/18		2,347,000	2,188,578
#	Reynolds Group Issuer 144A
	9.00% 4/15/19		3,710,000	3,872,313
#	Roche Holdings 144A 6.00% 3/1/19		29,814,000	36,030,486
*	RSC Equipment Rental 10.25% 11/15/19		3,837,000	4,191,923
*	Select Medical 7.625% 2/1/15		4,461,000	4,544,644
*#	ServiceMaster PIK 144A 10.75% 7/15/15		4,462,000	4,807,805
*	Smithfield Foods 7.75% 7/1/17		5,306,000	5,458,548
#	Smithfield Foods 144A 10.00% 7/15/14		2,030,000	2,349,725
*	Supervalu 8.00% 5/1/16		2,779,000	2,838,054
#	Tops Markets 144A 10.125% 10/15/15		2,389,000	2,595,051
	Tyson Foods 10.50% 3/1/14		2,985,000	3,604,388
	US Oncology Holdings PIK
	6.643% 3/15/12		10,123,000	9,920,540
#	Viking Acquisition 144A 9.25% 11/1/18		2,000,000	2,000,000
#	Viskase 144A
	9.875% 1/15/18		1,736,000	1,840,160
	*9.875% 1/15/18		4,408,000	4,672,480
*#	Woolworths 144A 4.00% 9/22/20		9,375,000	9,606,581
	Yale University 2.90% 10/15/14		15,005,000	16,023,930
*	Yankee Acquisition
	8.50% 2/15/15		815,000	850,656
	9.75% 2/15/17		4,964,000	5,199,790
	Zimmer Holdings 4.625% 11/30/19		17,036,000	18,411,470
				643,854,673
Electric – 4.19%
*	AES
	7.75% 3/1/14		955,000	1,048,113
	8.00% 6/1/20		2,406,000	2,712,765

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
	Ameren Illinois 9.75% 11/15/18	USD	17,440,000	$23,430,344
#	American Transmission Systems 144A
	5.25% 1/15/22		20,485,000	22,507,074
#	Calpine 144A 7.875% 7/31/20		4,180,000	4,399,450
#	Centrais Eletricas Brasileiras 144A
	6.875% 7/30/19		23,980,000	28,656,099
	CMS Energy
	4.25% 9/30/15		5,255,000	5,385,629
	6.55% 7/17/17		8,740,000	9,643,664
	*8.75% 6/15/19		9,008,000	10,858,703
	Commonwealth Edison
	4.00% 8/1/20		26,665,000	27,848,579
	5.80% 3/15/18		1,850,000	2,158,217
*	Duke Energy 5.05% 9/15/19		17,685,000	19,702,699
*	Duke Energy Carolinas 5.30% 2/15/40		2,025,000	2,129,942
	Duquense Light Holdings 5.50% 8/15/15		3,168,000	3,368,987
	Elwood Energy 8.159% 7/5/26		3,671,072	3,469,163
#	Enel Finance International 144A
	3.875% 10/7/14		1,925,000	2,035,468
	Exelon Generation
	4.00% 10/1/20		16,280,000	16,241,254
	5.75% 10/1/41		9,390,000	9,253,282
	Florida Power 5.65% 6/15/18		8,000,000	9,458,176
#	GenOn Escrow 144A 9.875% 10/15/20		2,995,000	2,935,100
*	Indiana Michigan Power 7.00% 3/15/19		4,520,000	5,533,908
	Jersey Central Power & Light
	5.625% 5/1/16		3,240,000	3,698,350
	7.35% 2/1/19		2,145,000	2,655,626
#	Korea Electric Power 144A
	3.00% 10/5/15		7,160,000	7,280,503
	5.50% 7/21/14		4,055,000	4,473,115
	Midamerican Funding 6.75% 3/1/11		358,000	365,464
*	Mirant Americas Generation
	8.50% 10/1/21		5,138,000	5,060,930
	Mirant North America 7.375% 12/31/13		802,000	827,063
	NRG Energy 7.375% 2/1/16		1,831,000	1,911,106
	Oncor Electric Delivery 7.00% 9/1/22		6,370,000	7,971,928

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
#	Oncor Electric Delivery 144A
	5.00% 9/30/17	USD	10,590,000	$11,794,030
	5.25% 9/30/40		3,135,000	3,059,995
*	PacifiCorp 5.50% 1/15/19		9,810,000	11,472,579
*	Pennsylvania Electric 5.20% 4/1/20		18,785,000	20,477,754
	PPL Electric Utilities 7.125% 11/30/13		3,820,000	4,497,683
	Public Service Co. of Oklahoma
	5.15% 12/1/19		16,240,000	17,858,413
•	Puget Sound Energy 6.974% 6/1/67		4,936,000	4,774,706
*	UIL Holdings 4.625% 10/1/20		7,645,000	7,650,841
*	Virginia Electric & Power 3.45% 9/1/22		5,850,000	5,822,230
				334,428,932
Energy – 8.30%
#	American Petroleum Tankers 144A
	10.25% 5/1/15		100,000	104,500
*	Anadarko Petroleum 6.375% 9/15/17		15,925,000	17,716,133
	Antero Resources Finance 9.375% 12/1/17		2,258,000	2,410,415
	Aquilex Holdings 11.125% 12/15/16		66,000	63,195
*	Berry Petroleum 10.25% 6/1/14		4,066,000	4,711,478
*	Chaparral Energy 8.50% 12/1/15		2,308,000	2,313,770
	Chesapeake Energy
	7.25% 12/15/18		1,750,000	1,920,625
	9.50% 2/15/15		2,894,000	3,371,510
*	Complete Production Services
	8.00% 12/15/16		5,669,000	5,994,968
	Copano Energy 7.75% 6/1/18		3,344,000	3,435,960
*	Crosstex Energy 8.875% 2/15/18		6,000	6,510
#	Drummond 144A 9.00% 10/15/14		6,000	6,450
*	Dynergy Holdings
	7.75% 6/1/19		5,023,000	3,453,313
	8.375% 5/1/16		550,000	424,875
	Ecopetrol 7.625% 7/23/19		6,450,000	7,965,750
*•	Enbridge Energy Partners 8.05% 10/1/37		7,555,000	7,751,052
	Energy Transfer Partners 9.70% 3/15/19		32,289,000	42,700,491
#	ENI 144A
	*4.15% 10/1/20		26,840,000	27,768,369
	5.70% 10/1/40		8,950,000	9,208,064

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Enterprise Products Operating
	*6.125% 10/15/39	USD	2,670,000	$2,831,823
	6.30% 9/15/17		10,085,000	11,786,097
	*•7.034% 1/15/68		15,585,000	16,114,126
	*•8.375% 8/1/66		1,492,000	1,575,850
	9.75% 1/31/14		15,746,000	19,443,019
*	Forest Oil 7.25% 6/15/19		2,197,000	2,320,581
	Global Geophysical Services
	10.50% 5/1/17		3,000	3,045
	Headwaters 11.375% 11/1/14		6,147,000	6,546,555
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16		9,088,000	9,451,520
*#	Hercules Offshore 144A
	10.50% 10/15/17		5,358,000	4,179,240
#	Hilcorp Energy I 144A
	*7.625% 4/15/21		2,410,000	2,527,488
	7.75% 11/1/15		2,360,000	2,442,600
	8.00% 2/15/20		7,000	7,420
	Holly 9.875% 6/15/17		4,098,000	4,507,800
*	International Coal Group 9.125% 4/1/18		6,000	6,570
*	Key Energy Services 8.375% 12/1/14		7,672,000	8,256,990
	Kinder Morgan Energy Partners
	*5.30% 9/15/20		11,500,000	12,507,803
	6.55% 9/15/40		3,130,000	3,365,248
	*9.00% 2/1/19		13,637,000	17,843,060
#	Linn Energy 144A 8.625% 4/15/20		2,492,000	2,703,820
#	Midcontinent Express Pipeline 144A
	5.45% 9/15/14		10,510,000	11,480,441
	*6.70% 9/15/19		7,710,000	8,589,248
#	Murray Energy 144A 10.25% 10/15/15		3,073,000	3,288,110
*#	New World Resources 144A
	7.875% 5/1/18	EUR	2,613,000	3,791,064
	Nexen 7.50% 7/30/39	USD	28,187,000	34,562,730
*#	NFR Energy 144A 9.75% 2/15/17		3,476,000	3,489,035
	Noble Energy 8.25% 3/1/19		18,454,000	24,029,618
	Noble Holding International 3.45% 8/1/15		17,375,000	18,431,000
	OPTI Canada
	*7.875% 12/15/14		3,738,000	2,822,190
	8.25% 12/15/14		3,483,000	2,655,788

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	OPTI Canada 144A 9.00% 12/15/12	USD	3,025,000	$3,100,625
*	Pemex Project Funding Master Trust
	6.625% 6/15/35		6,850,000	7,632,051
	Petrobras International Finance
	5.75% 1/20/20		6,290,000	7,067,721
	5.875% 3/1/18		1,180,000	1,325,631
	Petrohawk Energy
	7.875% 6/1/15		4,943,000	5,264,295
	10.50% 8/1/14		1,231,000	1,412,573
	Petroleum Development 12.00% 2/15/18		3,188,000	3,586,500
	Pioneer Drilling 9.875% 3/15/18		3,000	3,165
*	Plains All American Pipeline 8.75% 5/1/19		16,328,000	20,882,565
	Pride International 6.875% 8/15/20		31,290,000	35,592,375
	Quicksilver Resources 7.125% 4/1/16		3,826,000	3,682,525
	Range Resources 8.00% 5/15/19		2,865,000	3,187,313
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		1,146,477	1,248,807
#	SandRidge Energy 144A
	8.75% 1/15/20		5,000	5,225
	*9.875% 5/15/16		6,841,000	7,319,870
#	Semco Energy 144A 5.15% 4/21/20		20,570,000	22,352,822
	Sempra Energy 6.15% 6/15/18		10,812,000	12,808,706
	Total Capital 2.30% 3/15/16		30,420,000	30,793,436
	TransCanada Pipelines
	3.80% 10/1/20		7,460,000	7,703,405
	6.10% 6/1/40		2,515,000	2,816,948
	•6.35% 5/15/67		17,865,000	17,128,140
	Transocean 6.50% 11/15/20		11,310,000	12,626,959
	Weatherford International
	5.125% 9/15/20		8,400,000	8,810,869
	6.75% 9/15/40		31,725,000	33,834,554
	*9.625% 3/1/19		7,466,000	9,874,748
#	Woodside Finance 144A
	4.50% 11/10/14		11,445,000	12,348,331
	*8.125% 3/1/14		5,800,000	6,850,107
				662,147,573

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Financials – 3.20%
	Capital One Capital V 10.25% 8/15/39	USD	10,072,000	$10,991,070
#	CDP Financial 144A
	4.40% 11/25/19		18,030,000	19,252,921
	5.60% 11/25/39		13,130,000	14,283,155
#	Crown Castle Towers 144A
	4.883% 8/15/20		54,240,000	55,365,318
#	Erac USA Finance 144A 5.25% 10/1/20		39,475,000	42,269,119
	FTI Consulting 7.75% 10/1/16		707,000	752,071
	General Electric Capital
	•2.57% 2/2/11	NOK	22,500,000	3,831,048
	*6.00% 8/7/19	USD	46,836,000	53,002,803
•	General Electric Capital Australia Funding
	4.93% 11/15/11	AUD	1,900,000	1,833,969
	4.98% 8/17/12	AUD	8,700,000	8,311,803
	5.003% 7/12/13	AUD	10,900,000	10,242,653
@	General Electric Capital UK Funding
	4.625% 1/18/16	GBP	1,497,000	2,532,895
*•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	USD	2,385,000	1,919,925
*	International Lease Finance 5.55% 9/5/12		7,175,000	7,354,375
	National Rural Utilities Cooperative
	Finance 1.90% 11/1/15		5,970,000	5,987,868
*	Nuveen Investments 10.50% 11/15/15		10,682,000	11,216,100
#	Pinafore 144A 9.00% 10/1/18		5,775,000	6,208,125
				255,355,218
Industrials – 0.07%
*	Sally Holdings 10.50% 11/15/16		4,718,000	5,201,595
				5,201,595
Insurance – 0.97%
*•	American International Group
	8.175% 5/15/58		1,428,000	1,531,530
*•	Chubb 6.375% 3/29/67		7,791,000	8,073,424
•	Genworth Financial 6.15% 11/15/66		3,825,000	3,069,563
•#	Liberty Mutual Group 144A
	7.00% 3/15/37		3,465,000	3,249,231

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
	MetLife
	*4.75% 2/8/21	USD	2,275,000	$2,411,841
	6.40% 12/15/36		35,000	34,475
	6.817% 8/15/18		12,050,000	14,553,351
#	Metlife Capital Trust X 144A
	9.25% 4/8/38		22,720,000	27,491,199
	Prudential Financial 3.875% 1/14/15		12,245,000	12,937,798
=‡w@#	Twin Reefs Pass Through Trust 144A
	4.058% 12/31/49		1,900,000	0
•∏	XL Capital 6.50% 12/29/49		4,795,000	4,339,475
				77,691,887
Natural Gas – 0.15%
*	AmeriGas Partners 7.125% 5/20/16		1,252,000	1,311,470
*	El Paso
	6.875% 6/15/14		1,617,000	1,760,148
	7.00% 6/15/17		4,485,000	4,911,245
#	El Paso Performance-Linked Trust 144A
	7.75% 7/15/11		1,076,000	1,119,517
	Inergy Finance
	8.25% 3/1/16		1,265,000	1,334,575
	*8.75% 3/1/15		1,732,000	1,892,210
				12,329,165
Real Estate – 0.94%
	Developers Diversified Realty
	5.375% 10/15/12		9,149,000	9,354,002
	7.50% 4/1/17		5,330,000	5,713,712
	9.625% 3/15/16		3,656,000	4,233,571
#	Digital Realty Trust 144A 5.875% 2/1/20		6,235,000	6,640,593
*	Felcor Lodging 10.00% 10/1/14		7,000	7,910
	Host Hotels & Resorts
	6.375% 3/15/15		3,615,000	3,723,450
#	Host Hotels & Resorts 144A
	6.00% 11/1/20		1,000,000	1,005,000
	Liberty Property 4.75% 10/1/20		5,810,000	5,999,731
*	ProLogis 7.375% 10/30/19		4,260,000	4,761,317
#	Qatari Diar Finance 144A
	3.50% 7/21/15		3,738,000	3,820,505
	5.00% 7/21/20		7,392,000	7,766,582

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
	Regency Centers
	4.80% 4/15/21	USD	9,255,000	$9,342,904
	5.875% 6/15/17		2,168,000	2,383,614
*•#	USB Realty 144A 6.091% 12/29/49		10,215,000	7,814,475
*	Ventas Realty 6.50% 6/1/16		2,574,000	2,712,839
				75,280,205
Technology – 0.58%
*#	Aspect Software 144A 10.625% 5/15/17		7,000	7,446
*	First Data 9.875% 9/24/15		1,800,000	1,530,000
#	Magnachip Semiconductor 144A
	10.50% 4/15/18		5,000	5,388
	National Semiconductor 6.60% 6/15/17		24,882,000	28,978,373
#	Seagate Technology International 144A
	10.00% 5/1/14		9,535,000	11,680,375
*	Sungard Data Systems 10.25% 8/15/15		6,000	6,338
*#	Unisys 144A 12.75% 10/15/14		3,347,000	4,049,870
				46,257,790
Transportation – 0.85%
#	Ashtead Capital 144A 9.00% 8/15/16		3,721,000	3,934,958
#	Ashtead Holdings 144A 8.625% 8/1/15		375,000	394,688
	Burlington Northern Santa Fe
	*3.60% 9/1/20		3,700,000	3,725,852
	*4.70% 10/1/19		22,809,000	24,970,471
	5.65% 5/1/17		2,095,000	2,420,154
	5.75% 5/1/40		1,500,000	1,596,629
*	Canadian Pacific Railway 4.45% 3/15/23		22,410,000	22,969,062
*	General Maritime 12.00% 11/15/17		145,000	149,713
*	Kansas City Southern de Mexico
	8.00% 2/1/18		1,397,000	1,531,461
	Kansas City Southern Railway
	13.00% 12/15/13		5,000	6,075
@	Northwest Airlines 10.00% 2/1/11		425,000	1,598
#	United Air Lines 144A 12.00% 11/1/13		5,158,000	5,828,540
				67,529,201
Total Corporate Bonds (cost $4,044,449,836)				4,300,098,724

		Principal amount°		Value (U.S. $)
Municipal Bonds – 0.10%
	Oregon State Taxable Pension
	5.892% 6/1/27	USD	305,000	$351,830
•§	Puerto Rico Sales Tax Financing
	Revenue (1st Subordinate) Series A
	5.00% 8/1/39-11		7,155,000	7,411,077
Total Municipal Bonds (cost $7,460,000)				7,762,907

Non-Agency Asset-Backed Securities – 2.86%
•#	AH Mortgage Advance Trust Series 2009-
	ADV3 A1 144A 0.246% 10/6/21		8,755,000	8,748,872
	Ally Auto Receivables Trust Series 2010-2
	A3 1.38% 7/15/14		5,565,000	5,616,115
•	American Express Credit Account Master
	Trust 0.856% 11/16/15		5,650,000	5,643,075
•	American Express Issuance Trust
	Series 2005-2 A 0.326% 8/15/13		2,475,000	2,469,438
	Ameriquest Mortgage Securities
	Series 2003-8 AF4 5.82% 10/25/33		65,676	68,485
•	BOA Credit Card Trust Series 2008-A5 A5
	1.456% 12/16/13		34,505,000	34,755,115
	Capital Auto Receivables Asset Trust
	Series 2008-1 A3A 3.86% 8/15/12		1,213,044	1,226,833
	•#Series 2008-CPA A1 144A
	1.063% 1/15/13		1,393,269	1,398,697
	Capital One Multi-Asset Execution Trust
	•Series 2005-A10 A 0.336% 9/15/15		5,500,000	5,452,433
	•Series 2006-A7 A7 0.286% 3/17/14		2,730,000	2,727,162
	•Series 2007-A1 A1 0.306% 11/15/19		1,500,000	1,437,601
	Series 2008-A3 A3 5.05% 2/15/16		2,000,000	2,194,992
	Series 2009-A2 A2 3.20% 4/15/14		7,955,000	8,085,358
	#CIT Equipment Collateral 144A
	Series 2009-VT1 A3 3.07% 8/15/16		9,065,325	9,170,147
	Series 2010-VT1A A3 2.41% 5/15/13		5,330,000	5,386,445
	Citibank Credit Card Issuance Trust
	•Series 2004-C1 C1 0.906% 7/15/13		7,646,000	7,587,568
	Series 2006-A3 A3 5.30% 3/15/18		7,000,000	8,160,016
	Series 2006-A4 A4 5.45% 5/10/13		2,000,000	2,052,442
	•Series 2006-C1 C1 0.656% 2/20/15		15,000,000	14,492,044
	Series 2007-A3 A3 6.15% 6/15/39		6,753,000	8,551,921
	•Series 2007-A7 A7 6.063% 8/20/14		2,000,000	2,002,402

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Citicorp Residential Mortgage Securities
	Series 2006-3 A4 5.703% 11/25/36	USD	6,400,000	$6,496,230
	Series 2006-3 A5 5.948% 11/25/36		5,800,000	5,047,920
@	Citifinancial Mortgage Securities
	Series 2003-2 AF4 4.598% 5/25/33		253,832	233,575
	CNH Equipment Trust
	•Series 2007-A A4 0.296% 9/17/12		3,152	3,151
	Series 2007-C A4A 5.42% 3/17/14		1,144,874	1,178,473
	Series 2008-A A4A 4.93% 8/15/14		2,706,576	2,775,408
	Series 2008-B A3A 4.78% 7/16/12		351,752	353,291
	Series 2009-C A3 1.85% 12/16/13		3,890,000	3,932,405
@	Contimortgage Home Equity Trust
	Series 1996-4 A8 7.22% 1/15/28		9,581	7,489
	Countrywide Asset-Backed Certificates
	•Series 2005-7 AF3 4.454% 10/25/35		45,444	44,280
	@Series 2006-13 1AF3 5.944% 1/25/37		29,728	16,568
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20		7,180,000	8,495,123
	•Series 2007-A2 A2 0.632% 6/15/15		6,245,000	6,234,433
	Series 2008-A4 A4 5.65% 12/15/15		1,675,000	1,875,394
	•Series 2010-A1 A1 0.906% 9/15/15		4,000,000	4,022,030
#	Dunkin Securitization Series 2006-1 A2
	144A 5.779% 6/20/31		9,390,000	9,523,779
#	Ford Credit Auto Lease Trust
	Series 2009-A A3 144A 3.71% 1/15/14		5,946,579	6,031,160
	Ford Credit Auto Owner Trust
	•Series 2008-A A3B 1.056% 4/15/12		45,432	45,512
	Series 2010-B B 2.54% 2/15/16		5,355,000	5,481,035
•	Ford Credit Floorplan Master Owner Trust
	Series 2009-2 A 1.806% 9/15/14		5,580,000	5,669,953
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12		355,146	357,055
	Series 2006-2 A2 5.35% 3/15/13		131,214	133,035
	Series 2008-1 A4 4.90% 12/15/13		4,990,000	5,204,537
	Series 2009-4 A3 1.87% 2/17/14		3,040,000	3,070,228
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12		15,157	15,188
•	MBNA Credit Card Master Note Trust
	Series 2002-C3 C3 1.606% 10/15/14		7,035,000	6,995,649

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	Merrill Auto Trust Securitization
	Series 2007-1 A4 0.316% 12/15/13	USD	1,773,350	$1,767,758
	Mid-State Trust
	Series 11 A1 4.864% 7/15/38		118,148	119,035
•#	Nissan Master Owner Trust Receivables
	Series 2010-AA A 144A 1.406% 1/15/15		4,775,000	4,833,439
•	Residential Asset Securities
	Series 2006-KS3 AI3 0.426% 4/25/36		99,006	95,521
=#	Sail NIM Notes
	Series 2003-10A A 144A 7.50% 10/27/33		12,766	0
	World Omni Auto Receivables Trust
	Series 2008-A A3A 3.94% 10/15/12		986,351	997,943

Total Non-Agency Asset-Backed Securities
	(cost $221,847,221)			228,283,758

Non-Agency Collateralized Mortgage Obligations – 1.13%
	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35		242,591	229,121
•	ARM Trust
	Series 2005-10 3A11 5.33% 1/25/36		3,704,863	3,287,599
	BOA Alternative Loan Trust
	Series 2004-10 1CB1 6.00% 11/25/34		820,754	832,876
	Series 2004-11 1CB1 6.00% 12/25/34		859,532	802,795
	Series 2005-1 2A1 5.50% 2/25/20		687,736	668,119
	Series 2005-3 2A1 5.50% 4/25/20		546,882	517,671
	Series 2005-5 2CB1 6.00% 6/25/35		1,930,163	1,467,433
	Series 2005-6 7A1 5.50% 7/25/20		2,008,323	1,962,232
	Series 2005-9 5A1 5.50% 10/25/20		2,269,919	2,169,514
	BOA Funding Securities
	Series 2006-5 2A10 5.75% 9/25/36		4,800,000	3,964,373
	•@Series 2006-H 1A2 2.921% 9/20/46		7,096	758
•	BOA Mortgage Securities
	Series 2003-D 1A2 2.84% 5/25/33		1,057	762
	Series 2003-E 2A2 2.87% 6/25/33		205,866	196,700
	Series 2004-D 1A1 2.792% 5/25/34		4,886	4,458
	Series 2005-I 2A2 3.23% 10/25/35		36,499	16,513
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18		552,262	569,812
	•Series 2005-A1 3A1 5.295% 12/25/35		1,498,232	1,334,373

Statement of net assets
Delaware Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	Chaseflex Trust
	Series 2006-1 A4 6.30% 6/25/36	USD	6,119,000	$4,725,820
	Citicorp Mortgage Securities
	Series 2006-3 1A9 5.75% 6/25/36		1,085,000	1,028,419
	Series 2006-4 3A1 5.50% 8/25/21		2,213,902	2,240,352
•	Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.08% 8/25/34		2,293,860	2,382,142
	Series 2007-AR8 1A3A 5.70% 8/25/37		5,044,655	4,004,235
	Countrywide Alternative Loan Trust
	Series 2005-57CB 4A3 5.50% 12/25/35		765,894	667,775
	Series 2005-85CB 2A2 5.50% 2/25/36		57,711	50,439
w	Countrywide Home Loan Mortgage Pass
	Through Trust
	•Series 2003-21 A1 2.935% 5/25/33		76,142	66,557
	•Series 2004-HYB2 2A 2.836% 7/20/34		283,072	209,525
	•Series 2004-HYB5 3A1 3.134% 4/20/35		237,783	164,673
	Series 2006-1 A2 6.00% 3/25/36		1,657,553	1,466,923
	@Series 2006-17 A5 6.00% 12/25/36		235,027	217,018
	•Series 2006-HYB1 3A1 4.947% 3/20/36		2,564,396	1,524,346
	Credit Suisse First Boston Mortgage Securities
	Series 2004-1 3A1 7.00% 2/25/34		85,667	89,904
	Deutsche Alternative Loan Trust A Securities
	Series 2003-4XS A6A 4.82% 10/25/33		162,936	154,215
	First Horizon Asset Securities
	Series 2004-5 2A1 6.25% 8/25/17		161,614	167,312
	•Series 2007-AR2 1A1 5.791% 8/25/37		3,666,918	2,822,401
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27		105,211	106,088
	•Series 1999-3 A 8.00% 8/19/29		143,133	137,667
	Series 2005-RP1 1A3 8.00% 1/25/35		1,553,417	1,563,420
	Series 2005-RP1 1A4 8.50% 1/25/35		639,973	623,353
•	GSR Mortgage Home Loan Trust
	Series 2004-9 4A1 2.914% 8/25/34		223,522	203,452
	Series 2006-AR1 3A1 5.157% 1/25/36		1,311,850	1,157,413
	@Series 2007-AR1 1A2 3.097% 3/25/37		336,039	41,514
•	JPMorgan Mortgage Trust
	@Series 2004-A6 1A2 4.79% 12/25/34		889,988	761,970
	Series 2005-A2 5A1 4.31% 4/25/35		357,824	361,647
	Series 2005-A8 1A1 5.41% 11/25/35		1,204,629	1,162,167

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	JPMorgan Mortgage Trust
	Series 2005-A8 2A1 3.043% 11/25/35	USD	2,939,959	$2,833,462
	Series 2006-A2 3A3 5.687% 4/25/36		2,435,000	2,118,786
	Series 2007-A1 7A4 5.29% 7/25/35		262,091	108,109
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		958,932	914,336
•	MASTR ARM Trust
	Series 2003-6 1A2 3.825% 12/25/33		41,473	39,065
	Series 2004-10 2A2 3.39% 10/25/34		89,881	43,430
	Series 2005-6 7A1 5.356% 6/25/35		1,998,525	1,763,629
	Series 2005-7 2A2 2.56% 9/25/35		40,671	5,028
	Series 2006-2 4A1 4.968% 2/25/36		527,331	502,173
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		638,901	646,987
	Series 2005-2 1A4 8.00% 5/25/35		2,025,309	1,911,361
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		615,313	608,933
•	Morgan Stanley Mortgage Loan Trust
	Series 2004-6AR 2A3 2.945% 8/25/34		68,394	36,989
•	Residential Accredit Loans
	Series 2004-QA6 NB1 3.264% 12/26/34		9,886	5,986
•	Structured ARM Loan Trust
	Series 2006-5 5A4 5.438% 6/25/36		1,146,045	175,285
•	Structured Asset Securities
	Series 2002-22H 1A 6.942% 11/25/32		70,487	71,512
w	Washington Mutual Alternative Mortgage
	Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		514,102	360,760
w	Washington Mutual Mortgage Pass
	Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18		1,389,628	1,446,656
	Series 2004-CB3 1A 6.00% 10/25/34		668,604	683,761
	•Series 2006-AR14 2A1 5.677% 11/25/36		8,775,644	7,408,785
	Wells Fargo Mortgage-Backed Securities Trust
	Series 2005-18 1A1 5.50% 1/25/36		1,649,162	1,587,083
	•Series 2005-AR16 2A1 2.968% 10/25/35		33,367	32,180
	Series 2006-2 3A1 5.75% 3/25/36		6,421,569	6,221,768
	Series 2006-3 A11 5.50% 3/25/36		3,601,000	3,400,853

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-4 1A8 5.75% 4/25/36	USD	624,456	$614,163
Series 2006-7 2A1 6.00% 6/25/36		698,954	664,014
•Series 2006-AR5 2A1 5.451% 4/25/36		3,604,987	3,026,873
•Series 2006-AR19 A1 5.48% 12/25/36		3,678,768	3,381,800
Series 2007-8 2A6 6.00% 7/25/37		345,000	296,926
Series 2007-13 A7 6.00% 9/25/37		3,109,464	2,970,263
Series 2007-14 1A1 6.00% 10/25/37		391,468	361,709

Total Non-Agency Collateralized Mortgage
Obligations (cost $90,620,501)			90,368,521

Regional Bonds – 3.05%Δ
Australia – 1.36%
New South Wales Treasury
2.75% 11/20/25	AUD	10,398,000	10,456,144
6.00% 5/1/20	AUD	92,741,000	92,744,311
Queensland Treasury 6.00% 6/14/21	AUD	5,486,000	5,508,007
			108,708,462
Canada – 1.69%
Province of British Columbia
2.85% 6/15/15	USD	9,705,000	10,333,253
Province of Nova Scotia Canada
2.375% 7/21/15		32,580,000	33,636,732
Province of Ontario Canada
*1.875% 9/15/15		8,610,000	8,705,416
4.40% 6/2/19	CAD	35,904,000	37,982,765
*4.40% 4/14/20	USD	11,435,000	12,605,772
Province of Quebec Canada
*3.50% 7/29/20		22,495,000	23,000,148
4.60% 5/26/15		7,620,000	8,641,240
			134,905,326

Total Regional Bonds
(cost $227,763,416)			243,613,788

	Principal amount°		Value (U.S. $)
«Senior Secured Loans – 4.00%
Affinion Group Tranche B 5.00% 10/7/16	USD	1,601,352	$1,589,341
AIG
Tranche 1 6.75% 2/23/15		1,647,115	1,688,425
Tranche 2 7.00% 3/7/16		1,207,885	1,238,921
Allen System Group 8.50% 10/18/13		3,702,518	3,726,418
Alliance HealthCare Services 5.50% 6/1/16		4,405,293	4,400,712
Allied Security Holdings 6.75% 2/23/15		2,777,401	2,791,288
Anchor Glass 6.00% 2/3/16		5,065,823	5,078,488
Aspect Software 6.25% 4/19/16		2,193,975	2,206,316
ATI Holdings 7.50% 2/18/16		3,172,429	3,101,049
BE Aerospace 5.75% 7/28/14		3,385,323	3,421,292
Brickman Group Holdings
Tranche B 7.25% 9/21/16		2,870,000	2,902,747
Burger King Holdings
Tranche B 6.25% 9/7/16		3,235,000	3,267,010
Butler Animal Health Supply
Tranche B 5.50% 12/31/15		2,573,820	2,586,689
BWAY Holding Tranche B 5.52% 3/28/17		2,717,760	2,730,207
Calpine 7.00% 4/21/17		2,917,688	2,978,886
Cengage Learning Acquisitions
7.50% 7/7/14		8,349,256	8,370,129
Charter Communications Operating
Tranche B 8.50% 3/6/14		5,960,999	6,193,478
Chester Downs & Marina
12.375% 12/31/16		8,056,540	8,204,256
Community Health Systems
Tranche B 2.502% 7/25/14		5,020,556	4,947,356
Tranche DD 2.502% 7/25/14		258,073	254,311
Davita Tranche B 4.50% 9/28/16		2,250,000	2,276,010
Delta Air Lines 8.75% 9/16/13		7,047,861	7,156,081
Dineequity Tranche B 6.00% 9/21/17		3,365,000	3,398,650
Fifth Third Processing
8.25% 10/12/17		750,000	742,500
Tranche B 5.50% 10/12/17		2,480,000	2,455,200
First Data Tranche B2 3.078% 9/24/14		5,300,000	4,778,427
Ford Motor Tranche B 3.03% 12/15/13		16,368,618	16,210,497
Genon Energy Tranche B 6.00% 9/8/17		2,735,000	2,742,986
Goodman Global Tranche B 5.75% 10/6/16		2,605,000	2,642,265

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Graham Packaging
Tranche C 6.75% 4/5/14	USD	4,932,465	$4,982,801
Tranche D 6.00% 8/9/16		2,695,000	2,725,076
Gray Television Tranche B 4.25% 12/31/14		5,653,366	5,499,906
Grifols Tranche B 6.00% 6/4/16		6,570,000	6,648,840
HCA Tranche B2 3.25% 3/31/17		3,775,000	3,714,053
HGI Holdings 6.75% 7/27/17		4,860,000	4,866,075
ICL Industrial Containers
Tranche C 5.50% 6/16/17		254,790	255,957
infoGROUP Tranche B 6.25% 3/30/16		3,600,975	3,624,976
Intelsat Tranche BA 2.728% 1/3/14		3,825,000	3,740,525
Inventiv Health 6.50% 5/7/16		3,023,375	3,046,988
Johnsondiversey
Tranche B 5.50% 11/24/15		4,247,213	4,279,067
Knology Tranche B 5.50% 9/13/16		4,205,000	4,224,974
Level 3 Financing Tranche B 11.50% 3/13/14		3,423,143	3,714,110
Live Nation Entertainment 4.50% 10/20/16		4,412,825	4,401,793
MCC Georgia 5.50% 3/31/17		4,755,127	4,735,322
MGM MIRAGE 7.00% 2/21/14		5,161,424	4,893,675
Multiplan Tranche B 6.50% 7/9/17		8,016,508	8,055,348
NBTY Tranche B 6.25% 7/14/17		3,420,000	3,469,761
Newport Television
Tranche LO 9.00% 3/14/16		3,883,832	3,876,239
Nuveen Investment 2nd Lien
12.50% 7/9/15		2,245,535	2,443,895
Phillips-Van Heusen 4.75% 3/15/16		1,184,936	1,196,383
Pierre Foods 7.00% 7/29/16		3,840,000	3,805,805
Pinafore Tranche B 6.25% 9/7/16		2,050,000	2,075,379
Pinnacle Foods Finance
Tranche D 6.00% 4/30/14		2,049,863	2,075,916
PQ 6.82% 7/30/15		12,596,000	11,925,263
Prime Healthcare Services
Tranche B 7.25% 2/19/15		7,581,900	7,430,262
Radnet Management
Tranche B 5.75% 3/12/16		2,275,059	2,244,346
Rental Service 2nd Lien 4.04% 10/7/13		2,904,072	2,853,250
Reynolds & Reynolds 5.25% 4/3/17		3,845,392	3,868,829
Reynolds Group Holdings
Tranche D 6.50% 3/16/16		3,495,000	3,528,500

	Principal amount°		Value (U.S. $)
«Senior Secured Loans (continued)
Rockwood Specialties Group
Tranche H 6.00% 5/15/14	USD	4,056,649	$4,085,634
Roundy’s Supermarkets 10.00% 4/5/16		4,810,000	4,904,709
Sinclair Television Group
Tranche B 5.50% 10/29/15		4,352,727	4,417,996
Smurfit-Stone Container Enterprises
6.75% 1/2/16		4,379,025	4,427,129
Spanish Broadcasting System
2.00% 6/10/12		1,481,082	1,423,068
SunGard Data Systems 6.75% 2/28/14		6,821,465	6,910,997
Texas Competitive Electric Holdings
Tranche B 6.579% 10/10/14		19,043,281	14,871,565
Toys R US Delaware
Tranche B 6.00% 8/11/16		5,875,000	5,911,073
United Components 6.25% 3/31/17		3,455,000	3,483,089
Universal Health Services 5.50% 5/16/16		2,025,000	2,050,525
Univision Communications 4.25% 3/29/17		13,939,957	13,190,684
US Telepacific 9.50% 7/27/15		7,746,075	7,826,750
Valeant Pharmaceuticals
Tranche B 5.50% 6/21/16		2,164,000	2,189,481
Tranche DD 5.50% 9/21/16		541,000	547,370
Visant 7.50% 9/22/16		4,945,000	4,994,450

Total Senior Secured Loans
(cost $309,095,504)			319,517,769

Sovereign Bonds – 8.80%Δ
Australia – 1.47%
Australia Government Bond
4.50% 4/15/20	AUD	78,601,000	72,937,460
6.00% 2/15/17	AUD	32,660,000	33,520,713
Australian Inflation-Linked Bond
3.00% 9/20/25	AUD	10,398,000	11,120,355
			117,578,528
Brazil – 0.79%
Brazil Government International Bond
7.125% 1/20/37	USD	12,580,000	16,668,500
8.875% 10/14/19		12,580,000	17,926,500
10.25% 1/10/28	BRL	32,487,000	20,767,465
12.50% 1/5/22	BRL	10,640,000	7,586,598
			62,949,063

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Chile – 0.18%
Chile Government International Bond
5.50% 8/5/20	CLP	6,611,000,000	$14,339,984
			14,339,984
Colombia – 0.26%
Colombia Government International Bond
7.75% 4/14/21	COP	19,135,000,000	12,687,796
*10.375% 1/28/33	USD	5,060,000	8,298,400
			20,986,196
Germany – 0.30%
Bundesrepublik Deutschland
2.25% 9/4/20	EUR	17,516,000	23,805,985
			23,805,985
Indonesia – 0.62%
Indonesia Treasury Bond
10.50% 8/15/30	IDR	92,140,000,000	12,508,988
11.00% 11/15/20	IDR	266,645,000,000	37,031,121
			49,540,109
Japan – 0.25%
* Japan Finance 1.875% 9/24/15	USD	19,600,000	19,894,196
			19,894,196
Mexico – 0.17%
Mexican Bonos 7.75% 12/14/17	MXN	74,828,000	6,776,658
Mexico Government International Bond
5.95% 3/19/19	USD	5,400,000	6,428,700
			13,205,358
Norway – 3.00%
Eksportfinans
3.00% 11/17/14		13,665,000	14,543,892
5.50% 5/25/16		32,302,000	38,154,767
# Kommunalbanken 144A 1.75% 10/5/15		17,530,000	17,656,391
Norway Government Bond
4.25% 5/19/17	NOK	170,270,000	31,517,401
4.50% 5/22/19	NOK	383,330,000	72,239,560
5.00% 5/15/15	NOK	345,193,000	65,240,835
			239,352,846

	Principal amount°		Value (U.S. $)
Sovereign Bonds (continued)
Panama – 0.18%
Panama Government International Bond
7.125% 1/29/26	USD	5,600,000	$7,308,000
7.25% 3/15/15		5,900,000	7,168,500
			14,476,500
Peru – 0.18%
Peruvian Government International Bond
7.125% 3/30/19		11,020,000	14,050,500
			14,050,500
Philippines – 0.50%
Philippine Government International Bond
4.95% 1/15/21	PHP	625,000,000	15,518,313
*6.375% 10/23/34	USD	7,100,000	8,253,750
*6.50% 1/20/20		7,100,000	8,564,020
9.375% 1/18/17		5,401,000	7,291,350
			39,627,433
Poland – 0.22%
Poland Government Bond 5.00% 10/24/13	PLN	10,060,000	3,537,958
Poland Government International Bond
6.375% 7/15/19	USD	11,800,000	14,318,828
			17,856,786
Republic of Korea – 0.35%
@ Inflation Linked Korea Treasury Bond
2.75% 6/10/20	KRW	10,569,032,059	10,517,846
# Korea Expressway 144A 4.50% 3/23/15	USD	12,720,000	13,589,526
Republic of Korea 4.25% 12/7/21	EUR	2,996,000	4,223,862
			28,331,234
Sweden – 0.18%
Svensk Exportkredit 1.75% 10/20/15	USD	14,705,000	14,741,910
			14,741,910
Turkey – 0.06%
Turkey Government Bond 4.00% 4/29/15	TRY	5,923,529	4,562,440
			4,562,440
Uruguay – 0.09%
Uruguay Government International Bond
8.00% 11/18/22	USD	5,156,000	6,960,600
			6,960,600
Total Sovereign Bonds (cost $663,631,459)			702,259,668

Statement of net assets
Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)
Supranational Banks – 1.36%
European Bank for Reconstruction &
Development 6.75% 5/12/17	RUB	214,650,000	$7,053,814
European Investment Bank
2.875% 1/15/15	USD	2,825,000	3,020,979
9.00% 12/21/18	ZAR	115,000,000	17,672,399
Inter-American Development Bank
4.25% 9/14/15	USD	6,990,000	7,955,242
International Bank for Reconstruction &
Development
3.375% 4/30/15	NOK	54,020,000	9,379,202
3.625% 6/22/20	NOK	54,680,000	9,378,463
5.375% 12/15/14	NZD	41,204,000	32,381,239
6.00% 2/15/17	AUD	7,700,000	7,611,240
7.50% 7/30/14	NZD	1,011,000	851,183
International Finance 5.75% 3/16/15	AUD	13,582,000	13,416,121
Total Supranational Banks
(cost $98,457,638)			108,719,882

U.S. Treasury Obligations – 1.28%
¥ U.S. Treasury Bond 4.375% 5/15/40	USD	33,390,000	35,570,935
U.S. Treasury Notes
*0.50% 10/15/13		27,285,000	27,287,128
1.25% 10/31/15		6,670,000	6,693,972
1.875% 9/30/17		9,040,000	9,038,590
2.625% 8/15/20		23,739,000	23,764,970
2.75% 5/31/17		80,000	84,819
Total U.S. Treasury Obligations
(cost $103,102,403)			102,440,414

	Number of shares
Common Stock – 0.00%
=† Calpine		1,195,000	0
=† Century Communications		7,875,000	0
† Delta Air Lines		154	2,139
Masco		30	320

	Number of shares		Value (U.S. $)
Common Stock (continued)
† Mirant		732	$7,766
=∏† PT Holdings		1,970	20
† United Continental Holdings		10	290
† USgen		255,000	0
Total Common Stock (cost $1,505,195)			10,535

Convertible Preferred Stock – 0.05%
Aspen Insurance 5.625% exercise price
$29.28, expiration date 12/31/49		19,900	1,072,113
Mylan 6.50% exercise price $17.08,
expiration date 11/15/10		2,685	3,175,683
Total Convertible Preferred Stock
(cost $3,956,523)			4,247,796

Preferred Stock – 0.17%
*• PNC Financial Services Group 8.25%		12,972,000	13,734,481
= PT Holdings		394	0
Total Preferred Stock (cost $12,616,178)			13,734,481

Warrant – 0.00%
= PT Holdings		394	4
Total Warrant (cost $9,456)			4

	Principal amount°
≠Discount Note – 12.18%
Federal Home Loan Bank 0.10% 11/1/10	USD	971,743,727	971,743,727
Total Discount Note (cost $971,743,727)			971,743,727

Total Value of Securities Before Securities
Lending Collateral – 110.35%
(cost $8,400,308,877)			8,807,177,746

Statement of net assets
Delaware Diversified Income Fund

	Number of shares	Value (U.S. $)
Securities Lending Collateral** – 5.88%
Investment Companies
Delaware Investments Collateral
Fund No.1	462,950,873	$462,950,873
BNY Mellon SL DBT II Liquidating Fund	5,918,649	5,747,600
@†Mellon GSL Reinvestment Trust II	7,595,692	392,697
Total Securities Lending Collateral
(cost $476,465,214)		469,091,170

Total Value of Securities – 116.23%
(cost $8,876,774,091)		9,276,268,916 ©
Obligation to Return Securities
Lending Collateral** – (5.97%)		(476,465,214)
Liabilities Net of Receivables
and Other Assets – (10.26%)		(818,802,171)
Net Assets Applicable to 817,203,766
Shares Outstanding – 100.00%		$7,981,001,531

Net Asset Value – Delaware Diversified Income Fund
Class A ($4,423,278,395 / 452,938,452 Shares)		$9.77
Net Asset Value – Delaware Diversified Income Fund
Class B ($45,740,533 / 4,690,860 Shares)		$9.75
Net Asset Value – Delaware Diversified Income Fund
Class C ($2,097,339,882 / 214,792,524 Shares)		$9.76
Net Asset Value – Delaware Diversified Income Fund
Class R ($172,641,974 / 17,686,150 Shares)		$9.76
Net Asset Value – Delaware Diversified Income Fund
Institutional Class ($1,242,000,747 / 127,095,780 Shares)		$9.77

Components of Net Assets at October 31, 2010:
Shares of beneficial interest (unlimited authorization – no par)		$7,298,527,579
Distributions in excess of net investment income		(19,251,333)
Accumulated net realized gain on investments		288,673,897
Net unrealized appreciation of investments and foreign currencies		413,051,388
Total net assets		$7,981,001,531

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

•	Variable rate security. The rate shown is the rate as of October 31, 2010.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2010, the aggregate amount of Rule 144A securities was $1,213,267,799 which represented 15.20% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
*	Fully or partially on loan.
φ	Step coupon bond. Coupon decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2010.
@	Illiquid security. At October 31, 2010, the aggregate amount of illiquid securities was $30,598,738 which represented 0.38% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At October 31, 2010, the aggregate amount of fair valued securities was $418,674, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Statement of net assets
Delaware Diversified Income Fund

‡	Non-income producing security. Security is currently in default.
§	Pre-Refunded bonds. Municipal securities that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redefined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2010.
¥	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2010, the aggregate amount of the restricted securities was $4,339,495 or 0.05% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $460,666,125 of securities loaned.

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
BCLY — Barclays Bank
BOA — Bank of America
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CMB — Chase Manhattan Bank
CITI — Citibank
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HKSB — Hong Kong Shanghai Bank
JPMS — JPMorgan Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley & Co.

NIM — Net Interest Margin PIK — Pay-in-kind REIT — Real Estate Investment Trust REMIC — Real Estate Mortgage Investment Conduit S.F. — Single Family TBA — To be announced yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Diversified Income Fund
Net asset value Class A (A)	$9.77
Sales charge (4.50% of offering price) (B)	0.46
Offering price	$10.23

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

Statement of net assets
Delaware Diversified Income Fund

1 The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2010:

Foreign Currency Exchange Contracts
						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BCLY	CAD	(50,925,798)	USD	49,686,129	12/3/10	$(204,879)
BCLY	GBP	(14,985,628)	USD	23,549,914	12/3/10	(452,937)
BOA	AUD	76,596	USD	(74,857)	11/2/10	152
BOA	AUD	(58,342,173)	USD	57,074,981	12/3/10	156,454
BOA	CAD	(31,627,609)	USD	30,844,768	12/3/10	(140,181)
BOA	CLP	1,786,868,100	USD	(3,678,197)	12/3/10	(17,145)
BOA	EUR	(13,499,076)	USD	18,796,114	12/3/10	17,351
BOA	MXN	65,011,075	USD	(5,244,097)	12/3/10	7,378
BOA	NOK	(419,723,733)	USD	71,811,479	12/3/10	305,571
CITI	GBP	(9,989,210)	USD	15,694,867	12/3/10	(305,098)
CITI	NOK	(120,579,865)	USD	20,635,224	12/3/10	92,728
CITI	PLN	10,686,499	USD	(3,744,321)	12/3/10	(5,048)
CMB	BRL	15,735,913	USD	(9,240,113)	12/3/10	(57,249)
CMB	CLP	11,500,552,750	USD	(23,578,786)	12/3/10	(15,701)
CMB	EUR	17,175,000	USD	(23,890,425)	11/2/10	10,914
CMB	EUR	(32,546,878)	USD	45,300,153	12/3/10	23,714
CMB	MYR	115,765,826	USD	(37,134,186)	12/3/10	(9,729)
CMB	NZD	(28,720,663)	USD	21,434,231	12/3/10	(398,276)
CMB	TRY	9,291,403	USD	(6,486,145)	12/3/10	(46,233)
GSC	CAD	8,479,569	USD	(8,271,137)	12/3/10	36,132
GSC	NOK	(275,229,141)	USD	47,070,246	12/3/10	181,047
HKSB	AUD	(12,486,585)	USD	12,236,853	11/2/10	8,962
HKSB	AUD	(38,899,883)	USD	38,110,605	12/3/10	159,943
HKSB	CAD	23,704,116	USD	(23,130,480)	12/3/10	91,979
HKSB	EUR	(27,477,673)	USD	38,341,246	12/3/10	116,652
HKSB	NOK	(64,594,492)	USD	11,097,375	12/3/10	92,785
HKSB	TRY	7,722,881	USD	(5,386,303)	12/3/10	(33,540)
MNB	CAD	(43,320)	USD	42,475	11/1/10	3
MNB	EUR	(18,480)	USD	25,719	11/1/10	1
MNB	GBP	(123,200)	USD	197,385	11/1/10	4
MSC	AUD	(79,261,634)	USD	77,578,910	12/3/10	251,391
MSC	CAD	(3,998,984)	USD	3,900,040	12/3/10	(17,686)
MSC	EUR	24,733	USD	(34,348)	11/2/10	72
MSC	EUR	4,725,292	USD	(6,584,175)	12/3/10	(10,752)
MSC	KRW	19,633,904,000	USD	(17,463,225)	12/3/10	(29,978)
MSC	MXN	41,624,033	USD	(3,356,912)	12/3/10	5,401
MSC	MYR	(62,357,642)	USD	19,992,191	12/3/10	(5,020)
MSC	NOK	(34,799,875)	USD	5,958,271	12/3/10	29,617
MSC	TRY	9,011,118	USD	(6,275,589)	12/3/10	(29,943)
						$(191,144)

Futures Contracts
	Notional Cost			Unrealized
Contract to Buy (Sell)	(Proceeds)	Notional Value	Expiration Date	Appreciation
57 Canadian 10 yr Bonds	$6,820,425	$7,064,781	12/20/10	$244,356
42 Euro-Bund	6,981,085	7,553,674	12/8/10	572,589
176 Long Gilt	33,606,239	34,784,855	12/29/10	1,178,616
165 U.S. Treasury 10 yr Notes	20,741,483	20,836,406	12/21/10	94,923
(3,358) U.S. Treasury Long Bonds	(446,189,275)	(439,688,125)	12/21/10	6,501,150
(815) U.S. Ultra Bonds	(111,348,441)	(109,897,656)	12/21/10	1,450,785
	$(489,388,484)			$10,042,419

Swap Contracts
CDS Contracts

			Annual		Unrealized
		Notional	Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BOA	Sunoco 5 yr CDS	$5,300,000	1.00%	12/20/15	$(122,820)
BCLY	ITRAXX Europe Subordinate
	Financials 14.1 5 yr CDS	77,750,000	1.00%	12/20/15	206,069
BCLY	Kingdom of Spain 5 yr CDS	23,880,000	1.00%	3/20/15	730,799
JPMS	ITRAXX Europe Subordinate
	Financials 13.1 5 yr CDS	74,455,000	1.00%	12/20/15	245,049
JPMS	Penny (J.C.) 5 yr CDS	5,625,000	1.00%	3/20/15	295,980
JPMS	Penny (J.C.) 5 yr CDS	5,625,000	1.00%	3/20/15	289,119
JPMS	Portuguese Republic 5 yr CDS	22,471,000	1.00%	6/20/15	2,208,777
JPMS	Sunoco 5 yr CDS	9,870,000	1.00%	3/20/15	(73,978)
JPMS	Viacom 5 yr CDS	17,185,000	1.00%	9/20/15	(189,177)
		$242,161,000			$3,589,818

	Protection Sold/
	Moody’s Rating:
BOA	Valero Energy 5 yr CDS / Baa	$5,300,000	1.00%	9/21/15	$63,846
CGM	MetLife 5 yr CDS / A	4,970,000	5.00%	9/20/14	275,435
JPMS	Comcast 5 yr CDS / Baa	17,185,000	1.00%	9/20/15	278,696
JPMS	MetLife 5 yr CDS / A	8,535,000	1.00%	12/20/14	175,255
JPMS	Valero Energy 5 yr CDS / Baa	9,870,000	1.00%	3/20/15	40,667
		$45,860,000			$833,899
	Total				$4,423,717

Statement of net assets
Delaware Diversified Income Fund

The use of foreign currency exchange contracts, futures contracts, and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year Ended October 31, 2010

Investment Income:
Interest	$382,516,768
Dividends	1,537,476
Securities lending income	1,008,600
Foreign tax withheld	(459,359)	$384,603,485

Expenses:
Distribution expenses – Class A	12,278,212
Distribution expenses – Class B	482,273
Distribution expenses – Class C	17,485,613
Distribution expenses – Class R	928,780
Management fees	30,519,960
Dividend disbursing and transfer agent fees and expenses	9,746,130
Accounting and administration expenses	2,721,896
Reports and statements to shareholders	721,336
Legal fees	626,474
Custodian fees	501,760
Registration fees	451,015
Trustees’ fees	383,516
Audit and tax	362,243
Insurance fees	224,095
Consulting fees	91,703
Pricing fees	61,619
Dues and services	46,227
Trustees’ expenses	25,117	77,657,969
Less waived distribution expenses – Class A		(2,040,123)
Less waived distribution expenses – Class R		(154,614)
Less expense paid indirectly		(9,152)
Total operating expenses		75,454,080
Net Investment Income		309,149,405

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$346,806,075
Futures contracts	5,571,012
Swap contracts	(29,034,328)
Foreign currency contracts	(63,370,951)
Foreign currencies	10,342,708
Net realized gain	270,314,516
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	155,601,931
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	425,916,447

Net Increase in Net Assets Resulting from Operations	$735,065,852

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year Ended
	10/31/10	10/31/09
Increase in Net Assets from Operations:
Net investment income	$309,149,405	$234,745,100
Net realized gain on investments and
foreign currencies	270,314,516	129,708,290
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	155,601,931	668,939,054
Net increase in net assets resulting from operations	735,065,852	1,033,392,444

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(203,800,998)	(191,162,104)
Class B	(2,071,528)	(3,102,522)
Class C	(72,949,890)	(56,309,765)
Class R	(7,308,010)	(7,330,042)
Institutional Class	(40,171,194)	(10,391,686)

Net realized gain on investments:
Class A	(28,468,468)	—
Class B	(364,715)	—
Class C	(10,874,790)	—
Class R	(1,031,115)	—
Institutional Class	(2,737,573)	—
	(369,778,281)	(268,296,119)
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,088,858,357	1,658,303,400
Class B	1,761,165	2,552,915
Class C	856,835,418	631,878,758
Class R	79,922,863	61,884,945
Institutional Class	1,112,083,580	254,552,010

	Year Ended
	10/31/10	10/31/09
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$198,337,911	$152,555,849
Class B	1,974,659	2,292,346
Class C	67,827,383	42,700,669
Class R	8,325,104	6,843,762
Institutional Class	29,038,661	7,752,616
	4,444,965,101	2,821,317,270

Cost of shares repurchased:
Class A	(1,739,377,513)	(1,039,415,172)
Class B	(11,085,398)	(13,566,739)
Class C	(296,789,517)	(195,811,803)
Class R	(60,874,627)	(48,202,556)
Institutional Class	(265,829,402)	(55,853,130)
	(2,373,956,457)	(1,352,849,400)
Increase in net assets derived from
capital share transactions	2,071,008,644	1,468,467,870
Net Increase in Net Assets	2,436,296,215	2,233,564,195

Net Assets:
Beginning of year	5,544,705,316	3,311,141,121
End of year (including undistributed
net investment income (distributions in excess
of net investment income) of ($19,251,333) and
$12,389,586, respectively.)	$7,981,001,531	$5,544,705,316

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$9.270	$7.740	$8.930	$8.690	$8.540

0.444	0.500	0.411	0.391	0.427
0.598	1.611	(1.053)	0.307	0.175
1.042	2.111	(0.642)	0.698	0.602

(0.474)	(0.581)	(0.467)	(0.458)	(0.420)
(0.068)	—	(0.081)	—	—
—	—	—	—	(0.032)
(0.542)	(0.581)	(0.548)	(0.458)	(0.452)

$9.770	$9.270	$7.740	$8.930	$8.690

11.60%	28.42%	(7.69% )	8.22%	7.27%

$4,423,278	$3,658,355	$2,361,034	$1,795,553	$960,616
0.93%	0.97%	0.97%	0.99%	1.00%

0.98%	1.02%	1.02%	1.05%	1.13%
4.68%	5.96%	4.75%	4.43%	5.01%

4.63%	5.91%	4.70%	4.37%	4.88%
232%	213%	251%	277%	296%

Financial highlights
Delaware Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$9.260	$7.730	$8.920	$8.680	$8.540

0.372	0.438	0.346	0.325	0.362
0.589	1.610	(1.053)	0.307	0.166
0.961	2.048	(0.707)	0.632	0.528

(0.403)	(0.518)	(0.402)	(0.392)	(0.356)
(0.068)	—	(0.081)	—	—
—	—	—	—	(0.032)
(0.471)	(0.518)	(0.483)	(0.392)	(0.388)

$9.750	$9.260	$7.730	$8.920	$8.680

10.78%	27.51%	(8.39%)	7.43%	6.35%

$45,741	$50,608	$50,501	$58,799	$56,570
1.68%	1.72%	1.72%	1.74%	1.75%

1.68%	1.72%	1.72%	1.75%	1.83%
3.93%	5.21%	4.00%	3.68%	4.26%

3.93%	5.21%	4.00%	3.67%	4.18%
232%	213%	251%	277%	296%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$9.270	$7.740	$8.930	$8.690	$8.540

0.373	0.437	0.346	0.326	0.363
0.588	1.611	(1.054)	0.306	0.175
0.961	2.048	(0.708)	0.632	0.538

(0.403)	(0.518)	(0.401)	(0.392)	(0.356)
(0.068)	—	(0.081)	—	—
—	—	—	—	(0.032)
(0.471)	(0.518)	(0.482)	(0.392)	(0.388)

$9.760	$9.270	$7.740	$8.930	$8.690

10.65%	27.47%	(8.39% )	7.42%	6.47%

$2,097,340	$1,375,429	$717,511	$489,431	$264,265
1.68%	1.72%	1.72%	1.74%	1.75%

1.68%	1.72%	1.72%	1.75%	1.83%
3.93%	5.21%	4.00%	3.68%	4.26%

3.93%	5.21%	4.00%	3.67%	4.18%
232%	213%	251%	277%	296%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$9.270	$7.730	$8.930	$8.690	$8.540

0.420	0.479	0.390	0.369	0.406
0.589	1.621	(1.064)	0.307	0.174
1.009	2.100	(0.674)	0.676	0.580

(0.451)	(0.560)	(0.445)	(0.436)	(0.398)
(0.068)	—	(0.081)	—	—
—	—	—	—	(0.032)
(0.519)	(0.560)	(0.526)	(0.436)	(0.430)

$9.760	$9.270	$7.730	$8.930	$8.690

11.33%	28.27%	(8.04% )	7.95%	7.00%

$172,642	$137,179	$96,238	$75,112	$43,247
1.18%	1.22%	1.22%	1.24%	1.25%

1.28%	1.32%	1.32%	1.35%	1.43%
4.43%	5.71%	4.50%	4.18%	4.76%

4.33%	5.61%	4.40%	4.07%	4.58%
232%	213%	251%	277%	296%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income1
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
$9.280	$7.740	$8.940	$8.700	$8.550

0.470	0.521	0.433	0.413	0.449
0.586	1.621	(1.064)	0.307	0.173
1.056	2.142	(0.631)	0.720	0.622

(0.498)	(0.602)	(0.488)	(0.480)	(0.440)
(0.068)	—	(0.081)	—	—
—	—	—	—	(0.032)
(0.566)	(0.602)	(0.569)	(0.480)	(0.472)

$9.770	$9.280	$7.740	$8.940	$8.700

11.76%	28.87%	(7.57% )	8.48%	7.52%

$1,242,001	$323,134	$85,857	$40,881	$40,813
0.68%	0.72%	0.72%	0.74%	0.75%

0.68%	0.72%	0.72%	0.75%	0.83%
4.93%	6.21%	5.00%	4.68%	5.26%

4.93%	6.21%	5.00%	4.67%	5.18%
232%	213%	251%	277%	296%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2010

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – October 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2010.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2010, the Fund earned $9,152 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2010, the Fund was charged $342,569 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2011 to no more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets, Institutional Class shares pay no distribution and service expenses.

At October 31, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$2,983,357
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	348,781
Distribution fees payable to DDLP	2,816,794
Other expenses payable to DMC and affiliates*	196,935

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. These expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/ or its affiliates’ employees. For the year ended October 31, 2010, the Fund was charged $342,314 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2010, DDLP earned $1,174,053 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2010, DDLP received gross CDSC commissions of $0, $41,520 and $219,001 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2010, the Fund made purchases of $14,732,371,944 and sales of $12,698,408,691 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2010, the Fund made purchases of $2,431,135,658 and sales of $2,473,683,608 of long-term U.S. government securities.

At October 31, 2010, the cost of investments for federal income tax purposes was $8,876,591,598. At October 31, 2010, the net unrealized appreciation was $399,677,318, of which $433,994,452 related to unrealized appreciation of investments and $34,317,134 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) ( e. g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) ( e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Asset- & Mortgage-
Backed Securities	$—	$1,861,657,897	$8,766,263	$1,870,424,160
Corporate Debt	—	4,778,545,412	7,922,768	4,786,468,180
Common Stock	10,515	—	20	10,535
Foreign Debt	—	1,054,593,338	—	1,054,593,338
Municipal Bonds	—	7,762,907	—	7,762,907
U.S. Treasury Obligations	—	102,440,414	—	102,440,414
Short-Term Investments	—	971,743,727	—	971,743,727
Securities Lending
Collateral	—	468,698,473	392,697	469,091,170
Other	—	13,734,481	4	13,734,485
Total	$10,515	$9,259,176,649	$17,081,752	$9,276,268,916

Foreign Currency
Exchange Contracts	$—	$(191,144)	$—	$(191,144)
Futures Contracts	$10,042,419	$—	$—	$10,042,419
Swap Contracts	$—	$(4,423,717)	$—	$(4,423,717)

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- and
	Mortgage-
	Backed	Corporate	Common
	Securities	Debt	Stock
Balance as of 10/31/09	$13,249,080	$418,650	$20
Purchases	9,419,247	11,570,299	—
Sales	(5,301,500)	—	—
Net realized gain	140,905	—	—
Transfer into Level 3	—	1,721,308	—
Transfer out of Level 3	(8,779,657)	(4,405,000)	—
Net change in unrealized
appreciation/depreciation	38,188	(1,382,489)	—
Balance as of 10/31/10	$8,766,263	$7,922,768	$20

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/10	$(55,667)	$(1,382,489)	$—

		Securities
	Foreign	Lending
	Debt	Collateral	Other	Total
Balance as of 10/31/09	$42,205,718	$760	$4	$55,874,232
Purchases	—	—	—	47,496,076
Sales	(31,483,036)	—	—	(36,784,536)
Net realized gain	684,347	—	—	825,252
Transfer into Level 3	—	—		1,721,308
Transfer out of Level 3	(8,994,724)	—	—	(48,685,911)
Net change in unrealized
appreciation/depreciation	(2,412,305)	391,937	—	(3,364,669)
Balance as of 10/31/10	$—	$392,697	$4	$17,081,752

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/10	$—	$391,937	$(9,452)	$(1,055,671)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending October 31, 2011 and interim periods therein. During the year ended October 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $462,950,873, based on management’s decision to classify the Delaware Investments Collateral Fund No. 1 as a Level 2 investment. Management has classified the Delaware Investments Collateral Fund No. 1 as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The Delaware Investments Collateral Fund No. 1 is priced daily for investors in the Fund. Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the year ended October 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $48,685,911 for the Fund. This was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Year Ended
	10/31/10	10/31/09
Ordinary income	$369,778,281	$268,296,119

5. Components of Net Assets on a Tax Basis

As of October 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$7,298,527,579
Undistributed ordinary income	203,990,039
Undistributed long-term capital gains	93,726,839
Distributions payable	(7,579,494)
Other temporary differences	(7,534,971)
Unrealized appreciation of investments,
swap contracts and foreign currencies	399,871,539
Net assets	$7,981,001,531

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, tax treatment of contingent payment on debt instruments and market discount and premium on debt instruments.

Notes to financial statements
Delaware Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns gains (losses) of asset- and mortgage-backed securities, tax treatment of contingent payment on debt instruments and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2010, the Fund recorded the following reclassifications:

Undistributed net investment loss	$(14,488,704)
Accumulated net realized gain	14,488,704

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/10	10/31/09
Shares sold:
Class A	220,814,715	196,907,387
Class B	186,169	309,200
Class C	90,512,104	74,237,705
Class R	8,430,273	7,421,093
Institutional Class	117,152,120	29,530,407

Shares issued upon reinvestment of dividends and distributions:
Class A	21,003,232	18,308,399
Class B	209,633	277,883
Class C	7,181,653	5,113,153
Class R	881,413	822,846
Institutional Class	3,052,272	921,358
	469,423,584	333,849,431
Shares repurchased:
Class A	(183,478,886)	(125,766,252)
Class B	(1,172,213)	(1,656,115)
Class C	(31,272,787)	(23,709,712)
Class R	(6,428,801)	(5,883,362)
Institutional Class	(27,937,639)	(6,708,755)
	(250,290,326)	(163,724,196)
Net increase	219,133,258	170,125,235

For the years ended October 31, 2010 and 2009, 246,630 Class B shares were converted to 246,170 Class A shares valued at $2,335,032 and 199,448 Class B shares were converted to 199,862 Class A shares valued at $1,625,117, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2010, or at any time during the year then ended. The agreement expired on November 16, 2010.

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 15, 2011.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorable. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at October 31, 2010.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No index swap contracts were outstanding at October 31, 2010.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2010, the net unrealized depreciation of credit default swaps was $4,423,717. The Fund had posted $23,120,000 cash collateral, for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $196,301,000 less the value of the contracts’ related reference obligations. The Fund received collateral of $5,001,000 for certain open derivatives.

As disclosed in the footnotes to the statement of net assets, at October 31, 2010, the notional value of the protection sold was $45,860,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk

Notes to financial statements
Delaware Diversified Income Fund

8. Derivatives (continued)

and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2010, the net unrealized depreciation of the protection sold was $833,899.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of October 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value
Foreign currency exchange
contracts	Receivables and other assets net of liabilities	$1,176,650	Liabilities net of receivables and other assets	$(1,367,794)
Interest rate contracts
(Futures contracts)	Receivables and other assets net of liabilities	10,042,419	Liabilities net of receivables and other assets	—
Credit contracts
(Swaps contracts)	Receivables and other assets net of liabilities	4,482,691	Liabilities net of receivables and other assets	(58,974)
Total		$15,701,760		$(1,426,768)

The effect of derivative Instruments on the statements of operations for the year ended October 31, 2010 was as follows:

		Realized Gain	Change in Unrealized
		or Loss on	Appreciation
		Derivatives	or Depreciation
	Location of Gain or Loss on	Recognized in	on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign currency exchange
contracts	Net realized loss on foreign currency contracts and net change in unrealized appreciation/depreciation of investments and foreign currency contracts	$(63,370,951)	$12,107,075
Interest rate contracts
(Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and futures contracts	5,571,012	11,177,457
Credit contracts
(Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(29,034,328)	(1,285,094)
Total		$(86,834,267)	$21,999,438

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to

Notes to financial statements
Delaware Diversified Income Fund

9. Securities Lending (continued)

the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2010, the value of securities on loan was $460,666,125, for which the Fund received collateral, comprised of non-cash collateral valued at $452,000 and cash collateral of $476,465,214. At October 31, 2010, the value of invested collateral was $469,091,170. Investments purchased with cash collateral are presented on the statement of net asset under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund may invest up to 60% its net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Inc. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Notes to financial statements
Delaware Diversified Income Fund

10. Credit and Market Risk (continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to October 31, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2010, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100%

(A) is based on a percentage of the Fund’s total distributions.

*For the fiscal year ended October 31, 2010, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31, 2010, the Fund has designated a maximum distribution of $298,069,047 of Qualified Interest Income and $71,709,234 of Short-Term Capital Gains.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds
and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights for each of the four years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2010

Other Fund information
(Unaudited)
Delaware Diversified Income Fund

Change in Independent Registered Public Accounting Firm
Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Adviser Funds (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2008 and 2009, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	78	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	78	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	78	Director
Drexel University		Community Health Systems
(August 2010–Present)

President		Director — Ecore
Franklin & Marshall College		International
(July 2002–July 2010)		(2009 – 2010)

Executive Vice President		Director — Allied
University of Pennsylvania		Barton Securities Holdings
(April 1995–June 2002)		(2005 – 2008)

Founder and	78	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	78	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	78	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	78	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	78	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	78	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	78	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	78	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	78	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	78	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

     An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $324,200 for the fiscal year ended October 31, 2010.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $228,361 for the fiscal year ended October 31, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Audit procedures performed on Delaware Investments for its consolidation into Macquarie's financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $61,250 for the fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Audit procedures performed on Delaware Investments for its consolidation into Macquarie's financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $98,300 for the fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $298,014 for the registrant’s fiscal years ended October 31, 2010 and October 31, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Adviser Funds

/s/PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2010

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2010